UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule14a-101)

INFORMATION REQUIRED INPROXYSTATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BIOLASE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules14a-6(i)(1) and 0-11

BIOLASE, INC.

2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 2, 2024

Dear Stockholders:

You are cordially invited to attend the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) of BIOLASE, Inc., a Delaware corporation (the “Company”), to be held on May 2, 2024, at 11:00 a.m. local time, at the Company’s corporate headquarters, located at 27042 Towne Centre Drive, Suite 270, Foothill Ranch, California 92610.

This year, we are taking advantage of the Securities and Exchange Commission rule that allows companies to provide their stockholders with access to proxy materials over the Internet. On or about March 22, 2024, we will commence mailing a Notice of Internet Availability of Proxy Materials to our stockholders informing them that our Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and voting instructions are available online. As more fully described in that Notice, all stockholders may choose to access our proxy materials on the Internet or may request to receive paper copies of the proxy materials. This allows us to conserve natural resources and reduces the costs of printing and distributing the proxy materials, while providing our stockholders with access to the proxy materials in a fast and efficient manner.

At the 2024 Annual Meeting, you will be asked: (i) to vote for the election of the five (5) director nominees named in this proxy statement to the Company’s board of directors (our “Board”), (ii) to approve, on an advisory basis, the compensation of the Company’s named executive officers, (iii) to approve the exercise of certain warrants to purchase shares of the Company’s common stock, (iv) to approve an amendment to the BIOLASE, Inc. 2018 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock available for issuance under such Plan by 7,500,000 shares, (v) to approve an amendment to the Company’s Restated Certificate of Incorporation, in substantially the form attached to the proxy statement as Exhibit B, to, at the discretion of the Board of Directors of the Company, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, including stock held by the Company as treasury shares, at a ratio of 1-for-2 to 1-for-50 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement, and (vi) to approve the other matters described in detail in the accompanying proxy materials.

YOUR VOTE IS IMPORTANT

Your vote is important, and all stockholders are cordially invited to attend the 2024 Annual Meeting in person. Whether or not you plan to attend the 2024 Annual Meeting, we encourage you to vote your shares as soon as possible. You may vote your shares electronically, by phone or by mail. Instructions on each of these voting methods are outlined in detail in the accompanying proxy materials.

Our Board recommends that you vote “FOR” Proposal No. 1, the election of the following five (5) director nominees named in this proxy statement, John R. Beaver, Dr. Jonathan T. Lord, M.D., Dr. Kathleen T. O’Loughlin, Dr. Martha Somerman, and Dr. Kenneth P. Yale, “FOR” Proposal No. 2, “ONE YEAR” for Proposal No. 3 and “FOR” Proposal Nos. 4, 5, 6, 7, 8, 9 and 10.

Our Board is deeply committed to the Company, its stockholders and enhancing stockholder value and we thank you for your ongoing support and continued interest in BIOLASE.

Sincerely,

Jonathan T. Lord, M.D.	John R. Beaver
Chairperson of the Board	President and Chief Executive Officer

Foothill Ranch, California

March 22, 2024

BIOLASE, INC.

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 2, 2024, AT 11:00 A.M. LOCAL TIME

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) of BIOLASE, Inc., a Delaware corporation (the “Company”), will be held on May 2, 2024, at 11:00 a.m. local time, at the Company’s corporate headquarters, located at 27042 Towne Centre Drive, Suite 270, Foothill Ranch, California 92610, to consider the following matters, as more fully described in the proxy statement accompanying this notice:

1.
the election of the five (5) director nominees named in the proxy statement accompanying this notice to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal (Proposal No. 1);
2.
approve, on an advisory basis, the compensation of the Company’s named executive officers (Proposal No. 2);
3.
advisory vote to approve the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers (Proposal No. 3);
4.
approval of the exercise of warrants issued on December 8, 2023 to purchase up to 2,221,880 shares of common stock under applicable rules and regulations of the Nasdaq Stock Market (Proposal No. 4);
5.
approval of the exercise of warrants issued on February 15, 2024 to purchase up to 2,221,880 shares of common stock under applicable rules and regulations of the Nasdaq Stock Market (Proposal No. 5);
6.
approval of the exercise of Class B warrants issued on February 15, 2024 to purchase up to 16,000,000 shares of common stock under applicable rules and regulations of the Nasdaq Stock Market (Proposal No. 6);
7.
the approval of an amendment to the BIOLASE, Inc. 2018 Long-Term Incentive Plan (the “2018 LTIP”) to increase the number of shares of the Company’s common stock available for issuance under the 2018 LTIP by an additional 7,500,000 shares (Proposal No. 7);
8.
the ratification of the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 8); and
9.
the approval of an amendment to the Company’s Restated Certificate of Incorporation, in substantially the form attached to the proxy statement as Exhibit B, to, at the discretion of the Board of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding common stock, including stock held by the Company as treasury shares, at a ratio of 1-for-2 to 1-for-50 (the “Range”), with the ratio within such Range (the “Reverse Stock Split Ratio”) to be determined at the discretion of the Board and included in a public announcement (“Proposal No. 9); and
10.
the approval of a proposal to adjourn the 2024 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal Nos. 4, 5, 6 and 9 (Proposal No. 10); and
11.
the transaction of such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 14, 2024 are entitled to notice of and to vote at our 2024 Annual Meeting and any adjournment or postponement thereof. All stockholders are cordially invited to attend the 2024 Annual Meeting in person.

Whether or not you plan to attend the 2024 Annual Meeting in person and regardless of the number of shares you may own, WE URGE YOU TO VOTE, YOUR VOTE IS IMPORTANT. We encourage you to vote your shares as soon as possible. You may vote your shares electronically, by phone or by mail. Instructions on each of these voting methods are outlined in detail in the accompanying proxy materials.

On or about March 22, 2024, we will commence mailing a Notice of Internet Availability of Proxy Materials to our stockholders informing them that our Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which is not a part of our proxy solicitation materials, and voting instructions are available online. You can find detailed information regarding voting in the section entitled “General Information” on pages 1 through 8 of the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 2, 2024.

The notice of the 2024 Annual Meeting, proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available on the Internet at www.investorvote.com/BIOL and at www.biolase.com under “About Us” by clicking on the “Investor Relations” tab and selecting “SEC Filings.”

BY ORDER OF THE BOARD OF DIRECTORS

Sincerely,

Michael Carroll
Corporate Secretary

Foothill Ranch, California March 22, 2024

Table of Contents

Page

GENERAL INFORMATION	1
PROPOSAL NO. 1—ELECTION OF DIRECTORS	9
CORPORATE GOVERNANCE	13
2023 DIRECTOR COMPENSATION	17
COMPENSATION DISCUSSION AND ANALYSIS	19
EXECUTIVE COMPENSATION	23
PAY VS PERFORMANCE	25
PROPOSAL NO. 2—ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	28
PROPOSAL NO. 3—ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	29
PROPOSAL NO. 4—APPROVAL OF THE EXERCISE OF WARRANTS ISSUED ON DECEMEBR 8, 2023 TO PURCHASE UP TO 2,221,880 SHARES OF COMMON STOCK UNDER APPLICABLE RULES AND REGULATIONS OF THE NASDAQ STOCK MARKET	30
PROPOSAL NO. 5—APPROVAL OF THE EXERCISE OF WARRANTS ISSUED ON FEBRUARY 15, 2024 TO PURCHASE UP TO 2,221,880 SHARES OF COMMON STOCK UNDER APPLICABLE RULES AND REGULATIONS OF THE NASDAQ STOCK MARKET	36
PROPOSAL NO. 6—APPROVAL OF THE EXERCISE OF CLASS B WARRANTS ISSUED ON FEBRUARY 15, 2024 TO PURCHASE UP TO 16,000,000 SHARES OF COMMON STOCK UNDER APPLICABLE RULES AND REGULATIONS OF THE NASDAQ STOCK MARKET	42
PROPOSAL NO. 7—THE APPROVAL OF AN AMENDMENT TO THE BIOLASE, INC. 2018 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN BY AN ADDITIONAL 7,500,000 SHARES	48
AUDIT COMMITTEE REPORT	56
PROPOSAL NO. 8—RATIFICATION OF THE APPOINTMENT OF MACIAS GINI & O’CONNELL LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	57
PROPOSAL NO. 9—APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION, IN SUBSTANTIALLY THE FORM ATTACHED TO THE PROXY STATEMENT AS EXHIBIT B, TO, AT THE DISCRETION OF THE BOARD, EFFECT A REVERSE STOCK SPLIT WITH RESPECT TO THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK, INCLUDING STOCK HELD BY THE COMPANY AS TREASURY SHARES, AT A RATIO OF 1-FOR-2 TO 1-FOR-50, WITH THE RATIO WITHIN SUCH RANGE TO BE DETERMINED AT THE DISCRETION OF THE BOARD AND INCLUDED IN A PUBLIC ANNOUNCEMENT	60
PROPOSAL No. 10—approval to adjourn the 2024 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal Nos. 4, 5, 6 and 9	70
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	71
ADDITIONAL INFORMATION	72
Exhibits
Exhibit A: Amendment Number Six to the BIOLASE, Inc. 2018 Long-Term Incentive Plan	A-1
Exhibit B: Eighth Amendment to the Company’s Restated Certificate of Incorporation	B-1

BIOLASE, INC.

27042 Towne Centre Drive, Suite 270

Foothill Ranch, California 92610

2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 2, 2024

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is being furnished to stockholders of BIOLASE, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors (our “Board”) for use at our 2024 annual meeting of stockholders to be held on Thursday, May 2, 2024, and at any adjournment or postponement thereof (our “2024 Annual Meeting”). Our 2024 Annual Meeting will be held at 11:00 a.m. local time at our corporate headquarters located at 27042 Towne Centre Drive, Suite 270, Foothill Ranch, California 92610. For directions to the 2024 Annual Meeting, please call (833)-246-5273.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 2, 2024.

On or about March 22, 2024, we will commence mailing a notice, called the Notice of Internet Availability of Proxy Materials, to our stockholders advising them that the proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) and voting instructions can be accessed over the Internet at www.investorvote.com/BIOL. You may then access these materials over the Internet or you may request that a printed copy of the proxy materials be sent to you. If you want to receive a paper or e-mail copy of these proxy materials, you must request one over the Internet at www.investorvote.com/BIOL, by calling toll free 1-866-4276-VOTE (8683), or by sending an e-mail to investorvote@computershare.com with “Proxy Materials BIOLASE, Inc.” in the subject line of the e-mail. Include your full name and address, plus the number located in the shaded bar in the Notice, and state that you want a paper copy of the proxy materials. There is no charge to you for requesting a copy of these proxy materials. Please make your request for a copy on or before April 17, 2024 to facilitate timely delivery. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via e-mail unless you change your election.

The Notice of Internet Availability of Proxy Materials, and printed proxy materials if stockholders so choose, are being sent to stockholders who owned our common stock at the close of business on March 14, 2024, the record date for the 2024 Annual Meeting (the “Record Date”). This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Q: Why am I receiving these materials?

A. We sent you the Notice of Internet Availability of Proxy Materials and provided a copy of this proxy statement because our Board is soliciting your proxy to vote at our 2024 Annual Meeting. This proxy statement summarizes the information you need to vote at our 2024 Annual Meeting. You do not need to attend our 2024 Annual Meeting to vote your shares.

Q: What proposals will be voted on at our 2024 Annual Meeting?

A. Stockholders will vote on ten proposals at our 2024 Annual Meeting:

1.
Proposal No. 1: the election of five (5) director nominees named in this proxy statement to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal (the “Director Election Proposal”);
2.
Proposal No. 2: the approval, on an advisory basis, of the compensation of our named executive officers (the “Say-on-Pay Proposal”);

3.
Proposal No. 3: advisory vote to approve the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers (the “Frequency Vote Proposal”);
4.
Proposal No. 4: approval of the exercise of warrants issued on December 8, 2023 to purchase up to 2,221,880 shares of common stock under applicable rules and regulations of the Nasdaq Stock market (the “December 2023 Warrant Exercise Proposal”);
5.
Proposal No. 5: approval of the exercise of warrants issued on February 15, 2024 to purchase up to 2,221,880 shares of common stock under applicable rules and regulations of the Nasdaq Stock market (the “February 2024 Warrant Exercise Proposal”);
6.
Proposal No. 6: approval of the exercise of the Class B warrants issued on February 15, 2024 to purchase up to 16,000,000 shares of common stock under applicable rules and regulations of the Nasdaq Stock market (the “Class B Warrant Exercise Proposal”, and collectively with the December 2023 Warrant Exercise Proposal and the February 2024 Warrant Exercise Proposal sometimes referred to as the “Warrant Exercise Proposals”);
7.
Proposal No. 7: the approval of an amendment to the BIOLASE, Inc. 2018 Long-Term Incentive Plan (the “2018 LTIP”) to increase the number of shares of our common stock available for issuance under the 2018 LTIP by an additional 7,500,000 shares (the “2018 LTIP Amendment Proposal”);
8.
Proposal No. 8: the ratification of the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”);
9.
Proposal No. 9: the approval of an amendment to the Company’s Restated Certificate of Incorporation, in substantially the form attached to the proxy statement as Exhibit B, to, at the discretion of the Board of the Company, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, including stock held by the Company as treasury shares, at a ratio of 1-for-2 to 1-for-50 (the “Range”), with the ratio within such Range (the “Reverse Stock Split Ratio”) to be determined at the discretion of the Board and included in a public announcement; (the “Reverse Stock Split Proposal”); and
10.
Proposal No. 10: the approval of a proposal to adjourn the 2024 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposals Nos. 4, 5, 6 and 9 (the “Adjournment Proposal”).

We will also consider other business, if any, that properly comes before our 2024 Annual Meeting.

Q: Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

A: The Notice of Internet Availability of Proxy Materials (the “Notice”) that we mail to our stockholders (other than those who previously requested printed copies or electronic delivery) directs you to a website (www.investorvote.com/BIOL) where you can access our proxy materials and view instructions on how to vote. By furnishing this Proxy Statement and our 2023 Annual Report to our stockholders by providing access to these documents on the Internet rather than mailing printed copies, we save natural resources and reduce printing and distribution costs, while providing a convenient way to access the materials and vote. If you would prefer to receive a paper copy of these materials, please follow the instructions included in the Notice.

Q: How do I get electronic access to the proxy materials?

A: The Notice provides instructions on how to view the proxy materials for our 2024 Annual Meeting on the Internet. In addition, this Proxy Statement is available at www.investorvote.com/BIOL, and the 2023 Annual Report is available at www.investorvote.com/BIOL.

You can elect to receive all future stockholder communications (i.e., notices of Internet availability of proxy materials and other correspondence) electronically by e-mail instead of in print, by choosing this delivery method in the “Investors” section of our website at www.investorvote.com/BIOL. If you choose to receive future stockholder communications electronically, and we encourage you to do so, you will receive an e-mail next year with instructions containing links to those materials and to the proxy voting site. Your election to receive stockholder communications by e-mail will remain in effect until you terminate it or for as long as the e-mail address you provided is valid.

Q: How does our Board recommend that stockholders vote on the proposals?

A: Our Board recommends that stockholders vote “FOR” the election of each director nominee (Proposal No. 1), “FOR” the Say-on-Pay Proposal (Proposal No. 2), “ONE YEAR” as the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers (Proposal No. 3), “FOR” each of the Warrant Exercise Proposals (Proposal Nos. 4, 5 and 6), “FOR” the 2018 LTIP Amendment Proposal (Proposal No. 7), “FOR” the ratification of the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 8), “FOR” the Reverse Stock Split Proposal (Proposal No. 9), “FOR” the Adjournment Proposal of the 2024 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Exercise Proposals or the Reverse Stock Split Proposal (Proposal No. 10).

Q: Who is entitled to vote?

A: The record date for our 2024 Annual Meeting is the close of business on March 14, 2024 (the “Record Date”). As of the Record Date, 32,522,593 shares of our common stock, par value $0.001 per share, were outstanding. Only holders of record of our common stock as of the Record Date will be entitled to notice of and to vote at our 2024 Annual Meeting or any adjournment or postponement thereof. Each share of common stock is entitled to one vote.

Q: What do I need for admission to our 2024 Annual Meeting?

A: Admittance is limited to stockholders of the Company. If you are the stockholder of record, your name will be verified against the list of stockholders prior to your admittance to our 2024 Annual Meeting. You should be prepared to present photo identification for admission at our 2024 Annual Meeting. If you hold your shares in street name, you should provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned shares of our common stock as of the Record Date, a copy of the voting instruction card provided by your broker, bank or other nominee or other similar evidence of ownership as of the Record Date, as well as your photo identification, for your admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to our 2024 Annual Meeting. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend our 2024 Annual Meeting, you may not vote in person at our 2024 Annual Meeting unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

Q: How can I vote my shares without attending our 2024 Annual Meeting?

A: Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the 2024 Annual Meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your broker, bank or other agent. In most cases, you will be able to do this by using the Internet, by telephone or by mail if you received a printed set of the proxy materials.

•
By Internet—if you have Internet access, you can vote your shares by Internet on the voting website, www.investorvote.com/BIOL or scan the QR code included on the proxy card or voting instruction form. Internet voting is available 24 hours a day, seven days a week. Follow the instructions and have your Notice, proxy card or voting instruction form in hand, as you will need to reference your assigned control number(s) included on your proxy card, Notice or voting instruction form that you have received.
•
By Telephone—if you have telephone access, you can also vote your shares by calling the following toll-free telephone number: (1-800-652-VOTE (8683), which is also provided on the voting website, www.investorvote.com/BIOL, and on the proxy card or voting instruction form. Telephone voting is available 24 hours a day, seven days a week and is toll free within the United States, U.S. territories and Canada.
•
By Mail— if you received a printed copy of the proxy materials, you can vote by completing and returning the proxy card or voting instruction form in the envelope provided. If you received a Notice, you can request a printed copy of the proxy materials by following the instructions in the Notice. If you voted by Internet or telephone, you do not need to return your proxy card or voting instruction form.

Votes submitted via the Internet or by telephone must be received by 1:00 a.m., Central Time, on May 2, 2024. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you later decide to attend the 2024 Annual Meeting. Even if you plan to attend the 2024 Annual Meeting, we encourage you to submit your proxy to vote your shares in advance of the 2024 Annual Meeting.

We provide Internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet and telephone access, such as usage charges from Internet access providers and telephone companies.

Q: Can I change my vote or revoke my proxy?

A: You may revoke your proxy and change your vote at any time before the final vote at the 2024 Annual Meeting. If you are a stockholder of record, you may do this by signing and submitting a new proxy card with a later date that is received by May 2, 2024; by voting by using the Internet or by telephone, either of which must be completed by 1:00 a.m., Central Time, on May 2, 2024 (your latest Internet or telephone proxy will be counted); or by attending the meeting and voting in person. Attending the 2024 Annual Meeting alone will not revoke your proxy unless you specifically request your proxy to be revoked. If you hold shares through a broker, bank or other agent, you must contact that broker, bank or other agent directly to revoke any prior voting instructions.

Q: What constitutes a quorum?

A: The presence at our 2024 Annual Meeting, either in person or by proxy, of holders of one-third (1/3) in voting power of the shares of capital stock issued and outstanding and entitled to vote at a meeting of stockholders (which, if the holders of common stock are entitled to vote on any matter submitted to stockholders at the meeting, shall include the holders of at least one-third (1/3) of the issued and outstanding shares of common stock entitled to vote at the meeting) shall constitute a quorum for the transaction of business at our 2024 Annual Meeting. Shares represented by properly completed proxy cards marked with voting instructions or returned without voting instructions are counted as present for the purpose of determining whether a quorum is present. Also, broker non-votes will be counted as present for the purpose of determining whether a quorum is present at the 2024 Annual Meeting, as further described below under “What is a broker non-vote?” and “How will my shares be voted if I return a blank proxy card or a blank voting instruction card?”

Q: What is a broker non-vote?

A: Brokers, banks or other nominees holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain “routine” matters if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions and a “broker non-vote” occurs as to such matters. We believe that the proposal to ratify the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 8), the Reverse Stock Split Proposal (Proposal No. 9) and the Adjournment Proposal (Proposal No. 10) will be considered “routine” and, therefore, brokers will have discretionary authority to vote on this proposal and there will not be any broker non-votes on this proposal. The remaining proposals to be presented at the 2024 Annual Meeting are considered non-routine (Proposal Nos. 1, 2, 3, 4, 5, 6, and 7). We strongly encourage you to submit your voting instructions to your broker to ensure your shares are voted in accordance with your instructions at the 2024 Annual Meeting.

Q: What vote is required to approve each matter to be considered at our 2024 Annual Meeting?

A: Election of Directors (Proposal No. 1). Our Eighth Amended and Restated Bylaws (the “bylaws”) provide for a majority voting standard for the election of directors in uncontested elections. Each director will be elected by the affirmative vote of a majority of the votes cast with respect to such director. A “majority of the votes cast” means that the number of votes cast “FOR” a candidate for director exceeds the number of votes cast “AGAINST” that director. An abstention or a broker non-vote on Proposal No. 1 will not have any effect on the election of directors, as abstentions and broker non-votes are not considered votes cast.

Our bylaws contemplate that, in the case of an uncontested election, if an incumbent director nominated for re-election fails to receive the affirmative vote of a majority of the votes cast at an annual meeting, such director will tender a resignation to become effective upon the acceptance of such resignation by the Nominating and Corporate Governance Committee. Subject to certain exceptions, the Nominating and Corporate Governance Committee (or other committee of independent directors under certain circumstances) is required to accept or reject such resignation within ninety (90) days following the certification of the election results of the 2024 Annual Meeting. The Company will then publicly disclose the decision of the Nominating and Corporate Governance Committee by filing a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”).

Say-on-Pay Proposal (Proposal No. 2). Proposal No. 2 asks our stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers. The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the 2024 Annual Meeting is required for approval of Proposal No. 2. An abstention on Proposal No. 2 will have the same effect as a vote “AGAINST” Proposal No. 2. A broker non-vote will not have any effect on Proposal No. 2 and will not be counted. Proposal No. 2 is an advisory vote only, and, therefore, it will not bind the Company or our Board. However, our Board and the Compensation Committee will consider the voting results, as appropriate, when making future decisions regarding executive compensation.

Frequency Vote Proposal (Proposal No. 3). Proposal No. 3 asks our stockholders to approve, on an advisory basis, the frequency of future stockholder advisory votes on compensation of the Company’s named executive officers. The affirmative vote of the majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the 2024 Annual Meeting is required to approve one year, two years, or three years as the stockholders’ recommended frequency on this Proposal No. 3. However, if none of the options receives the vote of a majority, the option receiving the greatest number of votes will be considered the frequency recommended by our stockholders. Proposal No. 3 is an advisory vote only, and, therefore, it will not bind the Company or our Board. Our Board may decide that it is in the best interest of our stockholders to hold the advisory vote on the compensation of our named executive officers more or less frequently than the option recommended by our stockholders. However, our Board and the Compensation Committee will consider the voting results, as appropriate, when determining the frequency of such future votes. An abstention would have the same effect as a vote against any particular option, but would not affect our Board’s determination of the option recommended by our stockholders if no option receives a majority vote. A broker non-vote on Proposal No. 3 will have no effect.

December 2023 Warrant Exercise Proposal (Proposal No. 4). The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the 2024 Annual Meeting is required for the approval of Proposal No. 4. An abstention on Proposal No. 4 will have the same effect as a vote “AGAINST” Proposal No. 4. A broker non-vote will not have any effect on Proposal No. 4 and will not be counted.

February 2024 Warrant Exercise Proposal (Proposal No. 5). The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the 2024 Annual Meeting is required for the approval of Proposal No. 5. An abstention on Proposal No. 5 will have the same effect as a vote “AGAINST” Proposal No. 5. A broker non-vote will not have any effect on Proposal No. 5 and will not be counted.

Class B Warrant Exercise Proposal (Proposal No. 6). The affirmative vote of the majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the 2024 Annual Meeting is required for the approval of Proposal No. 6. An abstention on Proposal No. 6 will have the same effect as a vote “AGAINST” Proposal No. 6. A broker non-vote will not have any effect on Proposal No. 6 and will not be counted.

Approval of an Amendment to the 2018 LTIP to Increase the Number of Shares of Our Common Stock Available for Issuance Under the 2018 LTIP (Proposal No. 7). The affirmative vote of the majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the 2024 Annual Meeting is required for the approval of Proposal No. 7. An abstention on Proposal No. 7 will have the same effect as a vote “AGAINST” Proposal No. 7. A broker non-vote will not have any effect on Proposal No. 7 and will not be counted.

Ratification of the Appointment of Macias Gini & O’Connell LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024 (Proposal No. 8). The affirmative vote of the majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the 2024 Annual Meeting is required for the approval of Proposal No. 8. An abstention on Proposal No. 8 will have the same effect as a vote “AGAINST” Proposal No. 8. Brokers will have discretionary authority to vote on this proposal. Accordingly, there will not be any broker non-votes on Proposal No. 8.

Approval of the Reverse Stock Split Proposal (Proposal No. 9). The votes cast on the Reverse Stock Split Proposal must exceed the votes cast against the Reverse Stock Split Proposal for the approval of Proposal No. 9. Since abstentions are not considered votes cast, they will have no effect on this proposal. Brokers will have discretionary authority to vote on this proposal. Accordingly, there will not be any broker non-votes on Proposal No 9.

Approval of the Adjournment of the 2024 Annual Meeting (Proposal No. 10). The affirmative vote of the majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the 2024 Annual Meeting is required for the approval of Proposal No. 10. An abstention on Proposal No. 10 will have the same effect as a vote “AGAINST” Proposal No. 10. Brokers will have discretionary authority to vote on this proposal. Accordingly, there will not be any broker non-votes on Proposal No. 10.

Q: What is the deadline for submitting a proxy?

A: To ensure that proxies are received in time to be counted prior to our 2024 Annual Meeting, proxies submitted by Internet or by telephone should be received by 1:00 a.m., Central Time, on the day of our 2024 Annual Meeting (or if our 2024 Annual Meeting is adjourned, by 1:00 a.m., Central Time, on the day on which our 2024 Annual Meeting is reconvened), and proxies submitted by mail should be received by the close of business on the day prior to the date of our 2024 Annual Meeting.

Q: What does it mean if I receive more than one set of proxy materials?

A: If you hold your shares in more than one account, you will receive notices for each account. To ensure that all of your shares are voted, please vote all proxy cards for which you receive a notice.

Q: What happens if I do not give specific voting instructions?

A: If you are a holder of record of shares of our common stock and you vote a proxy card without giving specific voting instructions, your shares will be voted:

•
“FOR” the election of each of the five (5) nominees for director named in this proxy statement (Proposal No. 1);
•
“FOR” the approval of the Say-on-Pay Proposal (Proposal No. 2);
•
“ONE YEAR” as the frequency time period for the Frequency Vote Proposal (Proposal No. 3);
•
“FOR” the December 2023 Warrant Exercise Proposal (Proposal No. 4);
•
“FOR” the February 2024 Warrant Exercise Proposal (Proposal No. 5);
•
“FOR” the Class B Warrant Exercise Proposal (Proposal No. 6);
•
“FOR” the 2018 LTIP Amendment Proposal (Proposal No. 7);
•
“FOR” the Auditor Ratification Proposal (Proposal No. 8);
•
“FOR” the Reverse Stock Split Proposal (Proposal No. 9); and
•
“FOR” the Adjournment Proposal (Proposal No. 10).

If you hold your shares in street name via a broker, bank or other nominee and do not provide the broker, bank or other nominee with voting instructions, your shares:

•
will be counted as present for purposes of establishing a quorum;
•
will be voted in accordance with the broker’s, bank’s or other nominee’s discretion on “routine” matters, which include the proposal to ratify the appointment of our auditors for the fiscal year ending December 31, 2024 (Proposal No. 8), the Reverse Stock Split Proposal (Proposal No. 9) and the Adjournment Proposal (Proposal No. 10);

•
will not be counted in connection with the election of directors (Proposal No. 1), the Say-on-Pay Proposal (Proposal No. 2), the Frequency Vote Proposal (Proposal No. 3), the December 2023 Warrant Exercise Proposal (Proposal No. 4); the February 2024 Warrant Exercise Proposal (Proposal No. 5); the February 2024 Warrant Exercise Proposal (Proposal No. 6); the 2018 LTIP Amendment Proposal (Proposal No. 7); or any other non-routine matters that are properly presented at the 2024 Annual Meeting. For each of these proposals, your shares will be treated as “broker non-votes.” A broker non-vote will have no impact on voting results of Proposal Nos. 1, 2, 3, 4, 5, 6, and 7.

Our Board knows of no matter to be presented at our 2024 Annual Meeting other than the election of directors, the Say-on-Pay Proposal, the Frequency Vote Proposal, the December 2023 Warrant Exercise Proposal, the February 2024 Warrant Exercise Proposal, the Class B Warrant Exercise Proposal, the 2018 LTIP Amendment Proposal, the Auditor Ratification Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal. If any other matters properly come before our 2024 Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us on the proxy card will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

Q: Who is making this solicitation and who will pay the costs?

A: This proxy solicitation is being made on behalf of our Board. We have retained D.F. King & Co, Inc. (“D.F. King”) to provide proxy solicitation services in connection with the special meeting. We will pay D.F. King a fee of approximately $40,000 and will reimburse D.F. King’s reasonable and customary documented out-of-pocket expenses incurred. We will bear the entire cost of solicitation, including the maintenance of the Internet website used to access the proxy materials, maintenance of the Internet website used to vote, preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation materials we furnish to our stockholders. Copies of the Company’s solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. Upon request, we will reimburse such persons for their costs in forwarding such solicitation materials to such beneficial owners.

Q: Will a stockholder list be available for inspection?

A: In accordance with our Eighth Amended and Restated Bylaws, a list of stockholders entitled to vote at our 2024 Annual Meeting will be available at our 2024 Annual Meeting and, for 10 days prior to our 2024 Annual Meeting, at BIOLASE, Inc., 27042 Towne Centre Drive, Suite 270, Foothill Ranch, California 92610 between the hours of 8:00 a.m. and 5:00 p.m. Pacific Time.

Q: Who should I contact if I have any questions about how to vote?

A: If you have any questions about how to vote your shares, you may contact our proxy solicitor at:

D.F. King & Co, Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Call Toll-Free: (877) 283-0318

Banks and Brokers Call: (212) 269-5550

BIOL@dfking.com

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Board currently consists of six (6) directors whose term of office expires at our 2024 Annual Meeting. Our Board nominated each of John R. Beaver, Dr. Jonathan T. Lord, Dr. Kathleen T. O’Loughlin, Dr. Martha Somerman, and Dr. Kenneth P. Yale (collectively, the “Board Nominees”) for election to our Board at our 2024 Annual Meeting. All of the Board Nominees currently serve on our Board. All of the Board Nominees have consented to be named in this proxy statement and have agreed to serve, if elected, until the 2025 annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

Unless otherwise instructed, the proxy holders will vote the shares represented by proxies received by them “FOR” each of the Board Nominees.

Board Nominees

Name	Age	Principal Occupation and Business Experience	Director Since

John R. Beaver	62

Mr. Beaver, currently our President and Chief Executive Officer, was most recently the Company’s Executive Vice President, Chief Operating Officer and Chief Financial Officer. He joined the Company in 2017 as Senior Vice President and Chief Financial Officer. He assumed roles of varying responsibilities over the past few years, including Interim Chief Executive Officer of the Company. Mr. Beaver has a Bachelor of Business Administration degree in Accounting from the University of Texas at Austin and is a Certified Public Accountant. Mr. Beaver brings to our Board extensive management, financial, and operational experience.

			March 2021

Name	Age	Principal Occupation and Business Experience	Director Since
Jonathan T. Lord, M.D.	69

Dr. Lord is a board-certified forensic pathologist and Fellow of the College of American Pathologists. From March 2012 to January 2013, Dr. Lord was the Chief Operating Officer of the University of Miami Leonard M. Miller School of Medicine and the Uhealth- University of Miami Health System, a healthcare network in south Florida. From August 2011 to March 2012, Dr. Lord served as the Chief Innovation Officer at the University of Miami, Florida. From April 2009 to January 2010, Dr. Lord served as President and Chief Executive Officer of Navigenics, Inc., a privately held healthcare company. Prior to this role, he served as a senior executive in a variety of healthcare organizations including the Anne Arundel Medical Center and SunHealth and served as the Chief Operating Officer of the American Hospital Association. Dr. Lord is also the former Chief Innovation Officer and Senior Vice President of Humana Inc. He began his medical career in the U.S. Navy, serving for 11 years in a number of leadership roles in the Navy Medical Department. From 2008 to 2017, Dr. Lord served on the board of directors of DexCom, Inc., a medical. device company focused on the design, development and commercialization of continuous glucose monitoring systems, and from 2010 to 2017, he served as its Chairman. Dr. Lord previously served as a director of Stericycle, Inc., a publicly traded medical and pharmaceutical waste management company, and MAKO Surgical Corp., a publicly traded medical device company that was sold to Stryker Corp. in 2013. Dr. Lord also serves or has served as a director of a number of private companies. Dr. Lord received a Bachelor of Science degree in Chemistry and a Doctor of Medicine degree from the University of Miami. Dr. Lord has also earned certificates in Governance and Audit from Harvard Business School. Dr. Lord brings to our Board wide-ranging business and operational experience, including expertise in business transactions.

			August 2014

Kathleen T. O’Loughlin, D.D.S.	73

Dr. O’Laughlin is the immediate past Executive Director of the American Dental Association. Previously, Dr. O’Laughlin served as Chief Dental Officer of United Health Group, and from 2002 to 2008 she served as President and Chief Executive Officer of Delta Dental of Massachusetts. Dr. O’Laughlin serves on the board of directors of the American Dental Association and previously served as a Trustee at Tufts University. Dr. O’Laughlin received her Masters in Public Health from Harvard University, a Doctor of Dental Medicine, Summa Cum Laude, from Tufts University, and a B.A from Boston University. Dr. O’Laughlin brings to the Board comprehensive dental industry experience and understanding.

			August 2021

Name	Age	Principal Occupation and Business Experience	Director Since
Martha Somerman, D.D.S.	77

Dr. Somerman is the Chief Field Editor of Frontiers in Dental Medicine and an affiliate member of the National Institute of Dental and Craniofacial Research (NIDCR), National Institutes of Health (NIH). She was the Director of NIDCR from August 2011 to December 2019 and the Principal Investigator of the Laboratory of Oral Tissue Biology, National Institute of Arthritis and Musculoskeletal and Skin Diseases/NIH from August 2011 to May 2021. Prior to becoming NIDCR director, Dr. Somerman was Dean of the University of Washington School of Dentistry, a position she held since 2002. From 1991 to 2002, Dr. Somerman was on the faculty of the University of Michigan School of Dentistry where she served as a professor and chair of periodontics/prevention and geriatrics. From 1984 to 1991, Dr. Somerman was on the faculty of the Baltimore College of Dental Surgery. Dr. Somerman received a bachelor’s degree in biology and a D.D.S. from New York University, a Masters in Environmental Health from Hunter College, and a Ph.D. in Pharmacology from the University of Rochester. She completed her periodontal residency at the Eastman Dental Center in Rochester, New York and is a diplomat of the American Board of Periodontology. Dr. Somerman brings to the Board extensive clinical dental, periodontal, academic, and governmental research experience.

			August 2021
Kenneth P. Yale, D.D.S., J.D.	67

Dr. Yale is a healthcare consultant to the United States Department of Defense, a position he has held since March 2020. Prior to his current government service, Dr. Yale held positions as the Chief Clinical Officer at Delta Dental, Vice President of Clinical Solutions and Medical Director at Aetna, Chief Executive at UnitedHealth Group MSO, and Corporate VP of Matria Healthcare and CorSolutions. He was also Founder and CEO of Advanced Health Solutions, CEO of Health Solutions Network, and SVP and General Counsel for EduNeering, an Internet content company. Dr. Yale also served as Chief of Staff of the White House Office of Science and Technology and Executive Director of the White House Domestic Policy Council. Dr. Yale received a D.D.S. in Dentistry from the University of Maryland and a J.D. in Law, Science and Medicine from Georgetown University. Dr. Yale brings to the Board multi-disciplinary clinical, dental, and legal expertise with deep industry understanding.

			April 2022

Recommendation of Our Board

Our Board believes that it is important to ensure that our Board is comprised of highly qualified individuals who have relevant experience and are accomplished in their respective fields. Our Board also believes that it is important for the full Board to work together constructively with a focus on stockholder value and a duty to both the Company and to the interests of all of the Company’s stockholders. Our Board believes that all of the Board Nominees meet these criteria.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD NOMINEES NAMED ABOVE.

Board Diversity Matrix (as of March 14, 2024)

Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	3	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	2	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

CORPORATE GOVERNANCE

Board Role in Risk Oversight

Our Board takes an enterprise-wide approach to risk management that seeks to complement our organizational objectives, strategic objectives, long-term organizational performance and the overall enhancement of stockholder value. Our Board assesses and considers the risks we face on an ongoing basis, including risks that are associated with our financial position, our competitive position, the impact of our operations on our cost structure, our historical reliance on a small number of distributors, and our reliance on single source suppliers for some of our components. Our Board’s approach to risk management includes understanding the risks we face, analyzing them with the latest information available and determining the steps that should be taken to manage those risks, with a view toward the appropriate level of risk for a company of our size and financial condition.

Certain committees of our Board actively manage risk within their given purview and authority. Our Audit Committee, for example, reviews our disclosure controls and our internal controls over financial reporting on a quarterly basis, including our overall risk assessment and our processes and procedures for assessing risks. In addition, our Compensation Committee, in setting performance metrics, creates incentives for our senior executives that encourage only an appropriate level of risk-taking that is commensurate with our Company’s short-term and long-term strategies and their attendant risks. Our Nominating and Corporate Governance Committee considers governance risks as part of its regular review of corporate governance developments, including changes to laws and regulations, as well as best practices.

In addition, our Board reviews and assesses information regarding cybersecurity risks with management at least annually. Employees receive a comprehensive information security awareness training on an annual basis. We also possess insurance that includes coverage for cybersecurity incidents.

Board Composition and Qualifications

Each Board Nominee brings a strong and unique set of skills and background to our Board and gives our Board as a whole substantial experience and competence in a wide variety of areas, including service on other boards of directors of both public and private companies, executive management, medical devices, specialty healthcare, consumer products, international operations, public accounting, corporate finance and manufacturing. While the Company does not have a formal policy regarding Board diversity, the Company considers each candidate’s professional experience, background, education, gender, race/ethnicity and other individual qualities and attributes as they may contribute to the overall composition of the Board.

Board Leadership Structure

Our Board currently consists of five non-management directors and our President and Chief Executive Officer, Mr. Beaver. Following the 2024 Annual Meeting, assuming all Board Nominees are elected, our Board will consist of five non-management directors and our President and Chief Executive Officer. Dr. Lord, one of our independent directors, is Chairperson of the Board. Our Board has no policy requiring that the positions of the Chairperson of the Board and the Chief Executive Officer be separate or that they be occupied by the same individual. Our Board believes that this matter is properly addressed as part of the succession planning process and that it is in the best interests of the Company for our Board to determine whether to combine the positions from time to time. At this time, our Board believes that the independent Chairperson arrangement serves the Company well.

Director Independence

Our Board has determined that each of the Board Nominees, other than Mr. Beaver, is an independent director as defined by the listing standards of the NASDAQ Marketplace Rules (the “NASDAQ Rules”) and the rules and regulations of the SEC. Mr. Beaver is determined not to be an independent director based on his service as our current President and Chief Executive Officer.

Board Committees and Meetings

Our Board held six meetings during the year ended December 31, 2023 and acted by unanimous written consent six times. During 2023, each person currently serving as a director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she was a director and (ii) the total number of meetings held by all committees of our Board on which such director served during the period for which he or she served. It is customary, and we encourage, all of our directors to attend our 2024 Annual Meetings of stockholders. In 2023, all of our directors then in office attended our 2023 annual meeting of stockholders.

Our Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee operates pursuant to a written charter that has been approved by our Board. A copy of the current charter for each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee is available on our website at www.biolase.com under “About Us,” then “Investor Relations,” then the link “Corporate Governance.” We do not intend the website address listed in this proxy statement to be an active link or to otherwise incorporate the contents of our website into this proxy statement.

Audit Committee. The Audit Committee currently consists of Drs. Lord, O’Loughlin, and Yale. Dr. Lord serves as its Chairperson. Our Board has determined that Dr. Lord qualifies as an “audit committee financial expert” under the SEC rules and meets the financial sophistication requirements of the NASDAQ Rules. Each member of the Audit Committee is independent as defined in the NASDAQ Rules, including the enhanced independence standards under the federal securities laws applicable to Audit Committee members.

The primary responsibilities of the Audit Committee include, but are not limited to: (i) the appointment, compensation and oversight of the work of our independent auditor; (ii) reviewing and discussing with management and our independent auditor our accounting practices and systems of internal accounting controls, as applicable; (iii) reviewing our financial reports, our accounting and financial policies in general, and procedures and policies with respect to our internal accounting controls; and (iv) reviewing the independence qualifications and quality controls of our independent auditor and approving all auditing services and permitted non-audit services to be performed by the independent auditor. The Audit Committee held five meetings during 2023 and acted by unanimous written consent one time.

Compensation Committee. The Compensation Committee currently consists of Drs. Lord, O'Loughlin and Somerman. Dr. O'Loughlin serves as its Chairperson. Each of the current members of the Compensation Committee is independent as defined in the NASDAQ Rules, considering the additional standards for Compensation Committee members set forth therein, and qualifies as a “non-employee” director under SEC rules and regulations.

The Compensation Committee’s primary responsibilities include, but are not limited to: (i) reviewing and developing our general compensation policies; (ii) reviewing and approving the compensation of our Chief Executive Officer and other executive officers, including salary, bonus, long-term incentive and equity compensation, and any other perquisites and special or supplemental benefits; (iii) making awards under and acting as administrator of our equity incentive plans; (iv) overseeing administration of our other employee benefit plans; (v) making recommendations to our Board regarding director compensation; and (vi) producing an annual report on executive compensation for inclusion in our annual proxy statement. The charter for the Compensation Committee requires it to meet at least twice annually. The Compensation Committee held four meetings during 2023.

For compensation decisions relating to our executive officers other than our Chief Executive Officer, our Compensation Committee has historically considered the recommendations of our Chief Executive Officer, based on his assessment of each executive officer’s position and responsibilities, experience and tenure, his observations of each executive officer’s performance during the year and his review of competitive pay practices. Our Chief Executive Officer does not have a role in determining or recommending director compensation. The Compensation Committee has the sole authority to retain consultants and advisors as it may deem appropriate in its discretion, and the Compensation Committee has the sole authority to approve related fees and other retention terms.

The Compensation Committee has the authority to hire and fire its own outside compensation consultant and any other advisors it deems necessary. Since July 2014, the Compensation Committee has engaged Arnosti Consulting, Inc. (“Arnosti”) to act as its independent consultant. Arnosti provides the Compensation Committee with information regarding market compensation levels, general compensation trends and best practices. The Compensation Committee also asks Arnosti to provide views on the reasonableness of specific pay decisions and actions for our named executive officers, as well as the appropriateness of the design of the Company’s executive compensation programs.

The activities of Arnosti are directed by the Compensation Committee, although Arnosti may communicate with members of management, as appropriate, to gather data and prepare analyses as requested by the Compensation Committee. During 2023, the Compensation Committee asked Arnosti to review market data and advise our Compensation Committee and management on setting executive compensation and the competitiveness and reasonableness of the Company’s executive compensation program; and review and advise the Compensation Committee regarding the Company’s pay for performance, equity grant and dilution levels, each relative to the market.

In 2023, Arnosti did not provide any other services to the Company. The Compensation Committee assessed the independence of Arnosti pursuant to SEC rules and concluded that Arnosti’s work for the Compensation Committee does not raise any conflict of interest.

The Compensation Committee has determined that Arnosti is independent because it does no work for us other than as requested by the Compensation Committee. The Chairperson of the Compensation Committee reviews Arnosti’s invoices, which are paid by the Company.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee currently consists of Drs. Lord, O’Loughlin, Somerman, and Yale. Dr. Lord serves as its Chairperson. Each of the members of the Nominating and Corporate Governance Committee is independent as defined in the NASDAQ Rules. The Nominating and Corporate Governance Committee is responsible for, among other things: (i) identifying individuals who are qualified to be members of our Board and recommending that our Board select the nominees for directorships; (ii) to the extent deemed appropriate by the committee, developing and recommending to our Board a set of corporate governance principles for the Company; (iii) establishing the criteria and procedures for selecting new directors; (iv) overseeing the process for evaluating our Board and management; and (v) reviewing and reassessing the charter of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held no meetings during 2023.

The Nominating and Corporate Governance Committee considers candidates for membership to our Board suggested by its members and our other Board members, as well as by our management and stockholders. The Nominating and Corporate Governance Committee may also retain a third-party executive search firm to identify candidates.

The Nominating and Corporate Governance Committee focuses on the following criteria in determining whether a candidate is qualified to serve on our Board: (i) personal and professional integrity, ethics and values; (ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (iii) experience in the Company’s industry and with relevant social policy concerns; (iv) experience as a board member of another publicly held company; (v) academic expertise in an area of the Company’s operations; (vi) practical and mature business judgment; (vii) whether the candidate has the time required for preparation, participation and attendance at meetings; and (viii) requirements relating to board and board committee composition under applicable law and the NASDAQ Rules. The Nominating and Corporate Governance Committee, and our Board, may also consider the overall diversity of our Board when making a determination on qualification for service on our Board to ensure that our Board is able to represent the best interests of all of our stockholders and to encourage innovative solutions and viewpoints by considering background, education, experience, business specialization, technical skills and other factors with respect to a particular candidate, as compared to composition of our Board at a given time. The Nominating and Corporate Governance Committee does not have a formal diversity policy but considers diversity as one criterion evaluated as a part of the total package of attributes and qualifications a particular candidate possesses.

All director candidate recommendations submitted by stockholders should be submitted to the Chairperson of the Nominating and Corporate Governance Committee, to the attention of the Corporate Secretary, BIOLASE, Inc., 27042 Towne Centre Drive, Suite 270, Foothill Ranch, California 92610 and must be accompanied by (1) a detailed resume of the candidate, (2) an explanation of the reasons why the stockholder believes this candidate is qualified for service on our Board, (3) such other information about the candidate that would be required by the SEC rules to be included in a proxy statement, (4) the consent of the candidate, (5) a description of any relationships, arrangements or undertakings between the stockholder and the candidate regarding the nomination or otherwise and (6) proof of the stockholder’s stockholdings in the Company. A stockholder wishing to formally nominate a director for election at a stockholder meeting must comply with the provisions in the Company’s bylaws addressing stockholder nominations of directors and Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). See the section of this proxy statement entitled “Additional Information–Stockholder Proposals and Nominations For the 2025 Annual Meeting of Stockholders.” The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders on the same basis that it evaluates other nominees for director.

Stockholder Communications

Any stockholder or other interested party who wishes to communicate with our Board or any individual director may send written communications to our Board or such director c/o Corporate Secretary, BIOLASE, Inc., 27042 Towne Centre Drive, Suite 270, Foothill Ranch, California 92610. The communication must include the stockholder’s name, address and an indication that the person is our stockholder. The Corporate Secretary will review any communications received from stockholders and will forward such communications to the appropriate director or directors, or committee of our Board, based on the subject matter.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics. This code of ethics applies to all of our directors, executive officers and employees. This code of ethics is publicly available on our website at www.biolase.com under “About Us,” then “Investor Relations,” using the links “Corporate Governance,” followed by “Conduct,” and in print upon request to the Secretary at BIOLASE, Inc., 27042 Towne Centre Drive, Suite 270, Foothill Ranch, California 92610. If we make amendments to the code of ethics or grant any waiver that we are required to disclose, we will disclose the nature of such amendment or waiver on our website.

Prohibition on Hedging

Our directors, officers and employees are prohibited from engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts, and also prohibited from transactions in puts, calls or any other kind of derivative transactions involving Company securities.

Certain Relationships and Related Transactions

Pursuant to its charter, the Audit Committee is required to review any insider or related party transactions. In connection with this requirement, our written policy for the review of related party transactions (transactions with the Company or any of its subsidiaries involving our directors, director nominees, executive officers or holders of more than five percent of our outstanding common stock or any member of the immediate family of the foregoing) is reviewed by our Audit Committee and our Board at least annually. Under our policy, any related party transactions require prior approval by the Audit Committee or by a majority of the disinterested members of our Board. In addition, transactions involving our directors are disclosed and reviewed by the Nominating and Corporate Governance Committee in its assessment of our directors’ independence. To the extent any related party transactions are ongoing business relationships, the transactions are reviewed annually by the Audit Committee. Related party transactions must be on terms no less favorable to the Company than those that it believes could be obtained from unaffiliated third parties.

Since January 1, 2022, there has not been, and there is not currently proposed, any transaction or series of related transactions in which we were or are to be a participant or are currently a participant involving an amount in excess of $120,000 and in which (a) any director, nominee for director, executive officer or stockholder known to the Company to be the beneficial owner of more than five percent of our outstanding common stock or (b) any member of the immediate family of any person identified in clause (a) had or will have a direct or indirect material interest.

2023 DIRECTOR COMPENSATION

The following table sets forth all compensation earned or paid to our non-employee directors who served during all or a portion of the year ended December 31, 2023. Mr. Beaver did not receive additional compensation for his service on our Board during 2023. Please see the “2023 Summary Compensation Table” for the compensation received by Mr. Beaver during 2023.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Jonathan T. Lord, M.D.	56,250	56,246	112,496
Kathleen T. O’Loughlin, D.D.S.	39,188	39,187	78,375
Jess Roper	40,000	39,998	79,998
Martha Somerman, D.D.S.	40,438	40,435	80,873
Carol Gomez Summerhays, D.D.S.(3)	38,375	38,368	76,743
Kenneth P. Yale, D.D.S.	39,188	39,187	78,375

(1)
The amounts reported represent the cash portion of the total compensation paid to the non-employee directors for service as a director. These amounts are pre-determined each year by the Compensation Committee.
(2)
The amounts reported represent the grant date fair value of RSUs granted in 2023, calculated accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”). The grant date fair value for RSU awards are calculated based on the closing stock price on the date of grant.
(3)
On December 29, 2023, Dr. Summerhays resigned as a member of the Board.

Our non-employee directors other than the Chairperson of the Board receive annual compensation consisting of a value of $140,000, and the Chairperson of the Board receives annual compensation consisting of a value of $200,000. In addition to the foregoing: (i) the Chairperson of the Audit Committee receives annual compensation consisting of a value of $20,000 and members of the Audit Committee (other than the Chairperson of the Audit Committee) receive annual compensation consisting of a value of $10,000; (ii) the Chairperson of the Compensation Committee receives annual compensation consisting of a value of $15,000 and members of the Compensation Committee (other than the Chairperson of the Compensation Committee) receive annual compensation consisting of a value of $6,750; (iii) the Chairperson of the Clinical Committee receives annual compensation consisting of a value of $15,000 and members of the Clinical Committee (other than the Chairperson of the Clinical Committee) receive annual compensation consisting of a value of $6,750. The annual compensation is delivered in a combination of cash and equity, as determined by the Compensation Committee. New non-employee directors elected or appointed other than at an annual meeting of stockholders receive compensation on a pro rata basis. Each annual RSU grant vests on the one-year anniversary of the grant date, subject to the director’s continued service through such date. The number of shares of our common stock underlying each RSU grant is calculated as follows: the sum total cash value of the compensation that a director is entitled to receive based upon such director’s service, as described above, divided by the closing share price of our common stock on the date of grant.

The following table sets forth the aggregate grant date fair value of each grant of RSUs awarded to our non-employee directors in 2023.

Director	Grant Date	Type of Award	Exercise Price ($)	Number of Shares Underlying Stock Awards	Aggregate Grant Date Fair Value ($)(1)
Jonathan T. Lord, M.D.	June 7, 2023	RSU	N/A	7,211	56,246
Jess Roper	June 7, 2023	RSU	N/A	5,128	39,998
Kathleen T. O’Loughlin, D.D.S.	June 7, 2023	RSU	N/A	5,024	39,187
Carol Gomez Summerhays, D.D.S.(2)	June 7, 2023	RSU	N/A	4,919	38,368
Martha Somerman, D.D.S.	June 7, 2023	RSU	N/A	5,184	40,435
Kenneth P. Yale, D.D.S.	June 7, 2023	RSU	N/A	5,024	39,187

(1)
The grant date fair value of the RSU awards are calculated based on the closing stock price on the date of grant.
(2)
On December 29, 2023, Dr. Summerhays resigned as a member of the Board.

The following table sets forth the number of shares underlying outstanding stock options (vested and unvested), vested SARs, RSUs (including vested and deferred RSUs), and unvested phantom RSU awards held as of December 31, 2023 by each of the persons who served as a non-employee director during 2023.

Name	Shares Underlying RSUs Outstanding at Fiscal Year End		Shares Underlying Options Outstanding at Fiscal Year End	Shares Underlying SARs Outstanding at Fiscal Year End	Shares Underlying Phantom RSUs Outstanding at Fiscal Year End
Jonathan T. Lord, M.D.	7,211		174	75	132
Kathleen T. O’Loughlin, D.D.S.	5,433	(1)	—	39	36
Jess Roper	5,619	(2)	74	44	55
Martha Somerman, D.D.S.	5,606	(3)	—	39	36
Carol Gomez Summerhays, D.D.S.	400	(4)	—	39	—
Kenneth P. Yale, D.D.S.	5,024		—	—	32

(1)
Includes 409 RSUs that are vested but have their release deferred as part of the Company’s 409A deferral plan.
(2)
Includes 491 RSUs that are vested but have their release deferred as part of the Company’s 409A deferral plan.
(3)
Includes 422 RSUs that are vested but have their release deferred as part of the Company’s 409A deferral plan.
(4)
Includes 400 RSUs that are vested but have their release deferred as part of the Company’s 409A deferral plan. On December 29, 2023, Dr. Summerhays resigned as a member of the Board.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The Company has three executive officers as follows:

Name	Age	Position
John R. Beaver	62	President and Chief Executive Officer
Jennifer Bright	53	Chief Financial Officer
Steven Sandor	43	Chief Operating Officer

John R. Beaver was named President and Chief Executive Officer in February 2021, and was previously the Company’s Executive Vice President, Chief Operating Officer and Chief Financial Officer. He joined the Company in 2017 as Senior Vice President and Chief Financial Officer. He assumed roles of varying responsibilities over the past few years, including Interim Chief Executive Officer of the Company. Prior to joining the Company, Mr. Beaver served as the Chief Financial Officer of Silicor Materials, Inc., a global leader in the production of solar silicon, from 2009 to 2013 and 2015 to 2017. Mr. Beaver also served on the board of directors of Silicor Materials, Inc. from 2013 to 2015. From 2013 to 2015, Mr. Beaver was Chief Financial Officer for Modumetal, Inc., a nano-laminated alloy company focused on oil and gas applications. Prior to 2009, Mr. Beaver was Senior Vice President—Finance and Chief Financial Officer at Sterling Chemicals, a mid-sized public commodity chemical manufacturer. Mr. Beaver holds a Bachelor of Business Administration in Accounting from the University of Texas at Austin and is a Certified Public Accountant. Mr. Beaver brings to our Board extensive management, financial, and operational experience.

Jennifer Bright was named Chief Financial Officer in July 2022. From April 2021 until her appointment as Chief Financial Officer, Ms. Bright was the Company’s Vice President of Finance and Accounting Director. Ms. Bright is a certified public accountant with more than 25 years of professional accounting and finance experience. From June 2020 to December 2020 she was consulting as Interim Director of Accounting at Spectrum Pharmaceuticals and was the Corporate Controller at Kellermeyer Bergensons Services from November 2018 to April 2020. Previously, Ms. Bright held senior accounting director and controller positions at Advantage Solutions, Inc., Crunch Holdings, LLC, Apria Healthcare Group, Inc., and Richmond American Homes, and was a Supervising Senior Auditor at the accounting firm of PricewaterhouseCoopers LLP. Ms. Bright holds a B.A. degree in Business Administration from the University of Washington.

Steven Sandor was named Chief Operating Officer in July 2022. From April 2019 until his appointment as Chief Operating Officer, Mr. Sandor served in several positions of increasing responsibility at the Company and was most recently Senior Director of Commercial Operations and Service. From October 2016 to April 2019, he was Director of Global Training at KaVo Kerr and from May 2014 to May 2016 he was Sales Development Manager. Previously, Mr. Sandor held managerial positions at Sybron Endo, Sybron Orascoptic and AT&T, and served in the United States Coast Guard. Mr. Sandor holds an Executive Masters in Business Administration from Chapman University.

COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis section discusses the compensation policies and programs for our named executive officers. As a “smaller reporting company,” we have elected to comply with some of the scaled-back disclosure requirements applicable to smaller reporting companies under applicable SEC executive compensation disclosure rules.

For 2023, our named executive officers consisted of:

•
John R. Beaver, our current President and Chief Executive Officer;
•
Jennifer Bright, our current Chief Financial Officer; and
•
Steven Sandor, our current Chief Operating Officer.

Compensation Objectives

It is important that we employ energetic people who are enthusiastic about our mission and our products, and we believe this must start at the top with our leadership team who set an example for the entire company. We are engaged in a very competitive industry, and our success depends upon our ability to attract and retain qualified executive officers by offering competitive compensation packages. Our executive compensation programs are designed to attract and retain such executive officers and to reward them in a fashion that we believe is commensurate with our corporate performance and the value created for our stockholders. Our compensation programs are also designed to support our short-term and long-term strategic goals and values and reward individual contributions to our success.

Our policy is to provide competitive compensation opportunities that reward an executive officer’s contribution to our financial success and individual performance, while providing financial stability and security. Accordingly, our executive compensation package is primarily comprised of the following compensation elements: (1) a base salary, designed to be competitive with salary levels in the industry and to reflect individual performance; (2) an annual discretionary bonus payable in cash and based on the review of certain annual financial and other performance measures, designed to support our short-term performance; and (3) where appropriate, long-term stock-based incentive awards, designed to support our long-term performance and strengthen the mutual interests the recipient and our stockholders. We believe that each of these elements and their combination supports our overall compensation objectives.

Determination of Compensation Awards

The Compensation Committee determines the compensation to be paid to our executive team.

The Compensation Committee has the authority to hire and fire its own outside compensation consultant and any other advisors it deems necessary. Since July 2014, the Compensation Committee has engaged Arnosti Consulting, Inc. (“Arnosti”) to act as its independent consultant. Arnosti provides the Compensation Committee with information regarding market compensation levels, general compensation trends and best practices. The Compensation Committee also asks Arnosti to provide views on the reasonableness of specific pay decisions and actions for our named executive officers, as well as the appropriateness of the design of the Company’s executive compensation programs. The activities of Arnosti are directed by the Compensation Committee, although Arnosti may communicate with members of management, as appropriate, to gather data and prepare analyses as requested by the Compensation Committee. During 2023, the Compensation Committee asked Arnosti to review market data and advise our Compensation Committee and management on setting executive compensation and the competitiveness and reasonableness of the Company’s executive compensation program and review and advise the Compensation Committee regarding the Company’s pay for performance, equity grant and dilution levels, each relative to the market. In 2023, Arnosti did not provide any other services to the Company. The Compensation Committee assessed the independence of Arnosti pursuant to SEC disclosure rules and concluded that Arnosti’s work for the Compensation Committee does not raise any conflict of interest.

After considering the input of Arnosti, the Compensation Committee reviews the total compensation levels and the distribution of compensation among the compensation elements identified above. The Compensation Committee determines the total compensation levels by considering an executive officer’s position and responsibilities, the individual’s performance of his job-related duties and responsibilities and our financial performance, in the context of our compensation policies and objectives and competitive market data (evaluated with the assistance of Arnosti) applicable to the named executive officer’s position.

Market Comparisons

The Compensation Committee periodically reviews competitive market data with the assistance of Arnosti, as it believes that compensation decisions are complex and require a deliberate review of Company performance and the market’s compensation levels, as well as the overall business environment and individual contributions. Accordingly, the Compensation Committee’s approach is to consider competitive compensation practices as a relevant factor rather than establishing compensation at specific benchmark percentiles. We believe that this enables us to respond to dynamics in the labor market and provides us with flexibility in maintaining and enhancing engagement, focus, motivation and enthusiasm for our future.

Management Transition Compensation

As noted above, on July 6, 2022, the Board appointed Ms. Bright as Chief Financial Officer of the Company. In this role, Ms. Bright receives an annual salary of $285,000 in consideration for her service as Chief Financial Officer of the Company and will be eligible for a bonus compensation target of up to fifty percent (50%) of annual salary, subject to criteria as established by the Compensation Committee. Ms. Bright’s employment with the Company is at-will.

In addition, on July 6, 2022, the Board appointed Steven Sandor as Chief Operating Officer of the Company. In this role, Mr. Sandor receives an annual salary of $275,000 in consideration for his service as Chief Operating Officer of the Company and will be eligible for a bonus compensation target of up to forty five percent (45%) of annual salary, subject to criteria as established by the Compensation Committee. Mr. Sandor’s employment with the Company is at-will.

Components of Compensation

During 2023, our executive officers’ direct compensation was composed of base salary, annual incentive bonuses, and equity compensation. The Compensation Committee awarded performance bonuses in 2022 based on achieving performance targets for each quarter.

The Compensation Committee monitors the results of the annual advisory “say-on-pay” proposal and incorporates such results as one of many factors considered in connection with the discharge of its responsibilities. As part of its review of the Company’s executive compensation program, the Compensation Committee considered the approval by approximately 87% of the votes cast for the Company’s say-on-pay vote at our 2023 Annual Meeting of Stockholders. The Compensation Committee determined that the Company’s executive compensation philosophies and objectives and compensation elements continued to be appropriate and did not make any changes to the Company’s executive compensation program in response to the 2023 say-on-pay vote.

Base Salaries

Base salaries are assessed annually by the Compensation Committee, taking into account the executive officer’s position and responsibilities, including accomplishments and contributions, experience and tenure. In addition, the Compensation Committee considered the Company’s recent performance and current market conditions. The base salaries for Mr. Beaver, Ms. Bright, and Mr. Sandor were established at $375,000, $285,000, and $275,000, respectively, in connection with the negotiation of their employment agreements with the Company and did not change as compared to 2022.

Annual Bonuses and Stock-Based Incentive Awards

Annual cash bonuses are intended to reward accomplishment of our overall corporate performance and objectives for a fiscal year. The Compensation Committee may also use stock options and RSUs as a tool to incentivize management, and to further align management and stockholder interests. Stock-based incentives align the interests of our executive officers with those of our stockholders and provide each individual with a significant incentive to manage us from the perspective of an owner with an equity stake in our business. In 2023, the Company granted equity to Mr. Beaver, Ms. Bright, and Mr. Sandor in the form of stock-settled RSUs. RSUs are utilized as a tool to incentivize certain executive members of management, and to further align management and stockholder interests. The size of the equity grant to each executive officer is set at a level that is intended to create a meaningful opportunity for stock ownership based on the individual’s position with us, the individual’s performance of his or her job-related duties and responsibilities in recent periods and his or her potential for future responsibility and promotion over the equity vesting period. The Compensation Committee also takes into account the number of unvested equity awards held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The weight given to each of these factors varies from individual to individual.

In 2023, Mr. Beaver was granted 486,255 stock-settled RSUs as part of the Company’s leadership bonus plan that vested immediately in 2023. In 2023, Ms. Bright was granted 58,000 which vests 50% on May 9, 2024 and 50% on May 9, 2025, subject to her continued service through the applicable vesting date. In 2023, Mr. Sandor was granted 58,000 stock-settled RSUs as part of the Company’s leadership bonus plan which vests 50% on May 9, 2024 and 50% on May 9, 2025, subject to his continued service through the applicable vesting date.

Severance and Change of Control Arrangements

The Company’s named executive officers are or were employed by the Company on an “at will” basis. Pursuant to the terms of Mr. Beaver’s March 2021 employment agreement, Mr. Beaver is entitled to severance benefits in the event that either the Company terminates him without cause, or he resigns for good reason. The severance amount consists of (i) twelve (12) months of Mr. Beaver’s annual base salary and the time-based prorated amount of Mr. Beaver’s annual bonus then in effect at target achievement, which will be paid over twenty-six equal installments, (ii) the portion due to vest through the first anniversary of Mr. Beaver’s termination date of his existing equity awards that were not based on performance, as applicable, and (iii) paid COBRA premiums for the twelve-month period following such termination. In the event that Mr. Beaver is terminated without cause within twelve (12) months following a change in control, Mr. Beaver will receive twenty four (24) months of his annual base salary payable in lump sum, the time-based prorated amount of Mr. Beaver’s annual bonus then in effect at target achievement payable in lump sum, and Mr. Beaver’s unvested equity awards will vest and be exercisable.

EXECUTIVE COMPENSATION

The following table shows 2023 and 2022 compensation for each of our named executive officers, which we sometimes refer to as “NEOs.” In reviewing the table, please note that:

•
Jennifer Bright was appointed as Chief Financial Officer in July 2022. Prior to her appointment as Chief Financial Officer, Ms. Bright was the Company’s Vice President of Finance and Accounting Director. Ms. Bright’s compensation for 2022 includes her compensation for her services as Vice President of Finance and Accounting Director.
•
Steven Sandor was appointed as Chief Operating Officer in July 2022. Prior to his appointment as Chief Operating Officer, Mr. Sandor served as Senior Director of Commercial Operations and Services of the Company. Mr. Sandor’s compensation for 2022 includes his compensation for his services as Senior Director of Commercial Operations and Services.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
John R. Beaver, President and Chief Executive Officer	2023	375,000	26	43,166	2,500	420,691
	2022	375,000	215,172	140,621	2,293	733,086
Jennifer Bright, Chief Financial Officer	2023	285,000	68,476	5,150	2,500	361,127
	2022	262,315	86,449	84,017	2,300	435,081
Steven Sandor, Chief Operating Officer	2023	275,000	59,470	5,150	1,922	341,543
	2022	230,269	67,500	102,221	1,659	401,649

(1)
The amounts in this column reflect the aggregate grant date fair value of annual equity awards granted to our NEOs during the applicable year, calculated in accordance with FASB ASC Topic 718. Stock awards granted in 2023 consisted of grants of restricted stock units (“RSUs”). The grant date fair value for RSU awards are calculated based on the closing stock price on the date of grant. These amounts do not reflect actual payments made to our NEOs. There can be no assurance that the full grant date fair value will ever be realized by any NEO.
(2)
The dollar amounts in this column reflect the dollar value of vision insurance premiums paid for by the Company on behalf of the NEO and 401(k) matching contributions credited to each NEO’s 401(k) account.

Outstanding Equity Awards at Fiscal Year-End 2023

The following table sets forth summary information regarding the outstanding equity awards held by each of our named executive officers at December 31, 2023.

		Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)		Market Value of Shares or Units of Stock That Have Not Vested($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested(#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested($)(6)
John R. Beaver	32	—	—	7,375	10/2/2027	—		—	—		—
	2	—	—	7,375	10/2/2027	—		—	—		—
	8	—	—	5,250	1/25/2028	—		—	—		—
	24	—	—	3,000	8/7/2028	—		—	—		—
	—	—	—	—		—		—	1,656	(4)	1,858
Jennifer Bright	8	—	—	3,225	2/15/2031	—		—	—		—
	—	—	—	—		4	(1)	4	—		—
	—	—	—	—		50	(2)	56	—		—
	—	—	—	—		580	(3)	651	—		—
	—	—	—	—		—		—	135	(5)	151
Steven Sandor	8	—	—	5,275	4/8/2029	—		—	—		—
	—	—	—	—		75	(2)	84	—		—
	—	—	—	—		580	(3)	651	—		—
	—	—	—	—		—		—	85	(5)	95

(1)
Represents RSUs granted on February 15, 2021. Balance will vest in equal increments on the 36-month, and 48-month anniversaries of the grant date.
(2)
Represents RSUs granted on August 9, 2022. Balance will vest on the 24-month anniversary of the grant date.
(3)
Represents RSUs granted on June 2, 2023 and which will vest in equal increments on May 9, 2024 and May 9, 2025.
(4)
Represents cash-settled RSUs granted on June 11, 2021. 50% of the award shall vest in 2024 based on market conditions relating to the Company’s market capitalization and 50% of the award shall vest in 2024 based on performance conditions relating to the Company’s 2023 EBITDA.
(5)
Represents cash-settled RSUs granted on June 11, 2021. The awards shall vest in 2024 based on performance conditions relating to the Company’s 2023 EBITDA.
(6)
Calculated by multiplying the closing price per share of the Company’s common stock on December 29, 2023, $1.12, by the number of shares.

401(k) Plan

The Company offers a 401(k) defined contribution savings plan to all of its employees. Effective July 1, 2017, the Compensation Committee approved a matching contribution of 10% on employee deferrals of up to 10% of applicable total compensation.

Equity Compensation Plan Information

While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, the Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. It has been our practice to grant equity awards to our directors upon their appointment to the Board. We intend to issue equity grants to our officers and/or directors at the same time each year, either upon completion of the annual meeting of stockholders or in connection with our last meeting of the Board each fiscal year. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our common stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

The following table sets forth information as of December 31, 2023 regarding the number of shares of our common stock that may be issued under the 2018 LTIP.

	Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and release of RSUs	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column)
Equity Compensation Plans Approved by Stockholders		54,000	$1,490.37	49,000
Equity Compensation Plans Not Approved by Stockholders		—	—	—
Total		54,000	$1,490.37	49,000

Pay Vs. Performance

The following table sets forth compensation information for our chief executive officer, referred to below as our PEO, and our other named executive officers, or NEOs, for purposes of comparing their compensation to our total shareholder return and our net income, calculated in accordance with SEC regulations, for fiscal years 2023, 2022 and 2021.Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our named executive officers during a covered year. No dividends were paid or accrued on stock awards for the years presented.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On Total Stockholder Return	Net Income (Loss)
	(1)	(2)	(3)	(4)	(5)
2023	$420,691	$373,621	$351,335	$341,202	$1.73	$(20,941,000)
2022	$733,086	$(157,884)	$418,365	$335,281	$6.67	$(28,634,000)
2021	$4,727,650	$1,910,300	$—	$—	$93.59	$(16,158,000)

1.
The dollar amounts reported are the amounts of total compensation reported for our CEO, Mr. Beaver, in the Summary Compensation Table ("SCT") for fiscal years 2023, 2022 and 2021.
2.
The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. SEC rules require certain adjustments be made to the SCT total compensation which are detailed in the “PEO Equity Award Adjustment Breakout” table below.
3.
The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our PEO, namely Ms. Bright and Mr. Sandor, in the Summary Compensation Table for fiscal years 2023, 2022 and 2021. The other named executive officers for each of fiscal 2023 and 2022 were Jennifer Bright and Steven Sandor. There were no NEOs, other than our PEO, in fiscal 2021.
4.
The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our PEO. SEC rules require certain adjustments be made to the SCT total compensation to determine “compensation actually paid” for purposes of the Pay vs. Performance Table, which are detailed in the “Non-PEO NEO Equity Award Adjustment Breakout” table below.
5.
Reflects the cumulative shareholder return over the relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our common shares at a price per share equal to the closing price of our common stock on the last trading day before the commencement of the applicable fiscal year and the measurement end point of the closing price of our common stock on the last trading day in the applicable fiscal year. The closing price of our common stock on December 31, 2023, December 31, 2022, and December 31, 2021was $1.12, $65.00, and $975.00 respectively.

PEO Equity Award Adjustment Breakout

To calculate the amounts in the “Compensation Actually Paid to PEO” column in the table above, the following amounts were deducted from and added to (as applicable) our PEO’s “Total” compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for CEO	Reported Value of Equity Awards for CEO(1)	Fair Value as of Year End of Outstanding and Unvested Awards Granted During the Year	Change in Fair Value of Outstanding and Unvested Awards Granted in Prior Years	Fair Value at Vesting of Awards Granted and Vested During the Year	Change in Fair Value as of Vesting Date of Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied during the Year	Compensation Actually Paid to CEO
2023	$420,691	$(43,166)	$5,454	$(45,219)	$43,166	$(7,305)	$373,621
2022	$733,086	$(140,621)	$20,633	$(915,329)	$172,999	$(28,652)	$(157,884)
2021	$4,727,650	$(3,851,471)	$721,507	$(15,757)	$232,560	$95,811	$1,910,300

(1)
Represents the grant date fair value of the equity awards to our PEO, as reported in the Summary Compensation Table.

Non-PEO NEO Equity Award Adjustment Breakout

To calculate the amounts in the “Compensation Actually Paid to Non-PEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average “Total” compensation of our Non-PEO NEOs as reported in the Summary Compensation Table:

Year	Average Summary Compensation Table Total for Non-CEO NEOs	Reported Value of Equity Awards for Non-CEO NEOs(1)	Fair Value as of Year End of Outstanding and Unvested Awards Granted During the Year	Change in Fair Value of Outstanding and Unvested Awards Granted in Prior Years	Fair Value at Vesting of Awards Granted and Vested During the Year	Change in Fair Value as of Vesting Date of Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied during the Year	Compensation Actually Paid to Non-CEO NEOs
2023	$351,335	$(5,150)	$651	$(4,324)	$—	$(1,310)	$341,202
2022	$418,365	$(93,119)	$8,125	$(20,750)	$30,749	$(8,089)	$335,281

(1)
Represents the grant date fair value of the equity awards to our Non-PEO NEOs, as reported in the Summary Compensation Table

Relationship between Pay and Performance

Our “total shareholder return,” as set forth in the above table, during the three-year period ended December 31, 2023 decreased by 99.89% compared to (a) a decrease in “compensation actually paid” to our PEO from $1,910,300 in 2021 to $373,621 in 2023. In addition, our net loss during the three-year period ended December 31, 2023 increased by 30% from $(16,158,000) in 2021 compared $(20,941,000) in 2023 to the aforementioned decrease in “compensation actually paid” to our PEO.

Payments upon Termination or Change of Control

In the event that Mr. Beaver is terminated without cause, he is entitled to (i) 12 months of base salary and the time-based prorated amount of his annual bonus then in effect at target achievement, which will be paid over twenty-six (26) equal installments, (ii) the portion due to vest through the first anniversary of Mr. Beaver’s termination date of his existing equity awards that are not based on performance, as applicable, and (iii) paid COBRA premiums for the 12-month period following such termination. In the event that Mr. Beaver is terminated within 12 months following a change in control, Mr. Beaver will receive twenty four (24) months of his annual base salary payable in lump sum, the time-based prorated amount of Mr. Beaver’s annual bonus then in effect at target achievement payable in lump sum, and Mr. Beaver’s unvested equity awards will vest and be exercisable.

Neither Ms. Bright nor Mr. Sandor are subject to an employment agreement, offer letter or severance policy providing for severance benefits in connection with a termination of employment as of December 31, 2023.

PROPOSAL NO. 2

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, we are asking our stockholders to vote, on an advisory basis, to approve the compensation of our NEOs as described in this proxy statement. We believe that the compensation policies for the NEOs are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of our stockholders. Consistent with the preferences expressed by our stockholders, we intend to hold this advisory vote on an annual basis.

“Say-on-Pay” Vote

This advisory stockholder vote, commonly referred to as a “say-on-pay” vote, gives stockholders the opportunity to approve or not approve, on an advisory basis, the compensation of the NEOs that is disclosed in this proxy statement by voting “FOR” or “AGAINST” the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure in this proxy statement.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. Because your vote is advisory, it will not be binding on our Board, the Compensation Committee or the Company. However, our Board and the Compensation Committee value the opinions of our stockholders and will take into account the outcome of the stockholder vote on this proposal at our 2024 Annual Meeting when considering future executive compensation arrangements.

Recommendation of Our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3

ADVISORY VOTE ON THE FREQUENCY OF THE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our Named Executive Officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal No. 2 of this Proxy Statement. By voting on this Proposal No. 3, stockholders may indicate whether they would prefer an advisory vote on the compensation of our Named Executive Officer once every one, two, or three years. Stockholders have the option to vote for any one of the three options, or to abstain on the matter.

Because our last say-on-frequency vote was held at the 2018 annual meeting, we are again holding a say-on-frequency vote at the annual meeting. At our 2018 annual meeting, a majority of stockholders voting on the matter indicated a preference for holding the say-on-pay vote on an annual basis. Accordingly, our Board resolved that the non-binding advisory vote to approve the compensation of our named executive officers would be held on an annual basis at least until the next say-on-frequency vote.

Our Board values stockholders’ opinions and believes it would benefit from direct, timely feedback on the Company’s executive compensation program. After careful consideration, our Board has determined that an advisory vote on executive compensation every one year is the best approach for the Company, and therefore our Board recommends that you vote for a one year interval for the advisory vote on executive compensation. We believe that say-on-pay votes should be conducted every year so that our stockholders have an opportunity to express their views on our executive compensation programs, policies and practices on an annual basis. Setting a period of one year for say-on-pay votes will provide stockholders with an opportunity to annually assess the effectiveness of our executive compensation programs, while providing us with timely feedback from our stockholders about our compensation structure. An annual say-on-pay vote will provide the highest level of accountability and communication, as it gives us an opportunity each year to engage in a dialogue with our stockholders to better understand the results of the advisory vote and to respond swiftly to stockholder feedback by making adjustments to our compensation practices, as appropriate. We also believe that from a corporate governance perspective, an annual say-on-pay vote would ensure procedural consistency from year to year.

The affirmative vote of the majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the annual meeting is required to approve one year, two years, or three years as the stockholders’ recommended frequency on this Proposal. However, if none of the options receives the vote of a majority, the option receiving the greatest number of votes will be considered the frequency recommended by our stockholders. As this is an advisory vote, the results will not be binding on the Company, our Board or the Compensation Committee. Our Board may decide that it is in the best interest of our stockholders to hold the advisory vote on the compensation of our named executive officers more or less frequently than the option recommended by our stockholders. However, our Board and the Compensation Committee will consider the voting results, as appropriate, when determining the frequency of such future votes.

Recommendation of Our Board

THE BOARD RECOMMENDS A VOTE OF “ONE YEAR” AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL NO. 4

THE DECEMBER 2023 WARRANT EXERCISE PROPOSAL

Background

We are seeking stockholder approval in accordance with the Nasdaq Listing Rules for the issuance of up to 2,221,880 shares of our common stock upon the exercise of common stock purchase warrants (the “December 2023 Warrants”) that were issued in our private placement offering (the “December 2023 Private Placement”) that closed on December 8, 2023.

Reasons for the December 2023 Private Placement

As of September 30, 2023, our cash and cash equivalents were approximately $7.8 million; however, our stockholders’ equity was approximately $332,000.

We believe that the December 2023 Private Placement, which yielded gross proceeds of $1.4 million, was necessary in light of the Company’s cash and funding requirements at the time. In addition, at the time of the December 2023 Private Placement, our Board considered numerous other alternatives to the transaction, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the December 2023 Private Placement.

Description of Warrants

Pursuant to Nasdaq Stock Market Rule 5635(d), the December 2023 Warrants will not be exercisable until our stockholders approve (“December 2023 Warrant Approval”) the issuance of the shares of common stock issuable upon exercise of the December 2023 Warrants (“December 2023 Warrant Shares”). Pursuant to that certain securities purchase agreement, dated December 6, 2023, entered into by us and the investor named therein (the “Investor”) in connection with the December 2023 Private Placement (the “December 2023 Purchase Agreement”), we are required to hold an annual or special meeting of stockholders on or prior to June 6, 2024, which is six months following December 8, 2023, the closing date of the December 2023 Private Placement, for the purpose of obtaining the December 2023 Warrant Approval. We have agreed with the Investor that if we do not obtain the December 2023 Warrant Approval at the first meeting that is called, we will call an additional stockholder meeting every 90 days thereafter until the earlier of (i) the date that we obtain such approval, and (ii) the date on which the December 2023 Warrants are no longer outstanding.

Set forth below is a summary of the terms of the December 2023 Warrants.

Exercisability

The December 2023 Warrants had an initial exercise price of $1.23 per share, which was reduced to $0.2256 per share due to certain anti-dilution provisions in these warrants, and are exercisable beginning on the date the December 2023 Warrant Approval is obtained, if at all. The December 2023 Warrants expire five years after the initial exercise date.

No Fractional Shares

No fractional shares or scrip representing fractional shares will be issued upon the exercise of the December 2023 Warrants. As to any fraction of a share which the holder would otherwise be entitled to purchase upon such exercise, the number of shares of common stock to be issued will be rounded up to the nearest whole number.

Failure to Timely Deliver Shares

If we fail to deliver to the holder a certificate representing shares issuable upon exercise of a December 2023 Warrant or to credit the holder’s balance account with Depository Trust Company for such number of shares of common stock to which the holder is entitled upon the holder’s exercise of the December 2023 Warrant, in each case, by the delivery date set forth in the December 2023 Warrant, and if after such date the holder is required by its broker to purchase (in an open market transaction or otherwise) or the holder’s brokerage firm otherwise purchases, shares of common stock to deliver in satisfaction of a sale by the holder of the December 2023 Warrant Shares which the holder anticipated receiving upon such exercise, then we shall (A) pay in cash to the holder the amount, if any, by which (x) the holder’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of December 2023 Warrant Shares that we were required to deliver to the holder in connection with the exercise at issue, times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the holder, either reinstate the portion of the applicable December 2023 Warrant and equivalent number of December 2023 Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the holder the number of shares of common stock that would have been issued had we timely complied with our exercise and delivery obligations. In addition, if we fail to deliver to the holder any common stock pursuant to a validly-exercised December 2023 Warrant, we will be required to pay liquidated damages in the amount of $10 per trading day for each $1,000 of shares of common stock exercised but not delivered (and rising to $20 per trading day beginning on the fifth trading day after the December 2023 Warrant Share delivery date) until such time the shares of common stock are delivered or the holder rescinds such exercise.

Exercise Limitation

In general, a holder of the December 2023 Warrants does not have the right to exercise any portion of a December 2023 Warrant if the holder (together with its Attribution Parties (as defined in the December 2023 Warrant) would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the December 2023 Warrant. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Cashless Exercise

If, at the time a holder exercises its December 2023 Warrants on a date that is after the six month anniversary of the December 2023 Warrant issuance date, a registration statement registering the issuance of the December 2023 Warrant Shares under the Securities Act of 1933, as amended (the “Securities Act”), is not then effective or available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the December 2023 Warrant.

Adjustment

The exercise price and the number of shares of common stock purchasable upon the exercise of the December 2023 Warrants are subject to adjustment upon the occurrence of specific events, including sales of additional shares of common stock, stock dividends, stock splits, and combinations of our common stock as well as upon subsequent dilutive equity sales at an effective price per share less than the exercise price of the December 2023 Warrants.

Dividends or Distributions

If we declare or make any dividend or other distribution of our assets (or rights to acquire our assets) to holders of shares of our common stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) at any time after the issuance of the December 2023 Warrants, then, in each such case, the holders of the December 2023 Warrants shall be entitled to participate in such distribution to the same extent that the holders would have participated therein if the holders had held the number of shares of common stock acquirable upon complete exercise of the December 2023 Warrants.

Purchase Rights

If we grant, issue or sell any shares of our common stock or securities exercisable for, exchangeable for or convertible into our common stock, or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of our common stock, referred to as Purchase Rights, then each holder of the December 2023 Warrants will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete exercise of the December 2023 Warrants immediately before the Record Date, or, if no such record is taken, the date as of which the record holders of shares of common stock are to be determined, for the grant, issue or sale of such Purchase Rights.

Fundamental Transaction

If a Fundamental Transaction (as defined below) occurs, then the successor entity will succeed to, and be substituted for us, and may exercise every right and power that we may exercise and will assume all of our obligations under the December 2023 Warrants with the same effect as if such successor entity had been named in the December 2023 Warrant itself. Additionally, upon consummation of a Fundamental Transaction pursuant to which holders of shares of our common stock are entitled to receive securities or other assets with respect to or in exchange for shares of our common stock, we will make appropriate provision to ensure that the holder will thereafter have the right to receive upon an exercise of the December 2023 Warrants at any time after the consummation of the Fundamental Transaction but prior to the applicable expiration date of the December 2023 Warrants, in lieu of shares of our common stock (or other securities, cash, assets or other property) purchasable upon the exercise of the December 2023 Warrant prior to such Fundamental Transaction, at the option of each holder (without regard to any limitation in the December 2023 Warrant on the exercise of the December 2023 Warrants), the number of shares of common stock of the successor or acquiring corporation or of us, if we are the surviving corporation, and any additional consideration which the holder would have been entitled to receive upon the happening of such Fundamental Transaction had the December 2023 Warrants been exercised immediately prior to such Fundamental Transaction.

If holders of our common stock are given a choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the December 2023 Warrants, following such Fundamental Transaction. These provisions apply similarly and equally to successive Fundamental Transactions and other corporate events described in the December 2023 Warrants and will be applied without regard to any limitations on the exercise of the December 2023 Warrants.

Notwithstanding the foregoing, in the event of a fundamental transaction, the holders of the December 2023 Warrants have the right to require us or a successor entity to redeem the December 2023 Warrants for cash in the amount of the Black-Scholes Value (as defined in each December 2023 Warrant) of the remaining unexercised portion of the December 2023 Warrants on the date of the consummation of such fundamental transaction, concurrently with or within 30 days following the consummation of a fundamental transaction. However, in the event of a fundamental transaction which is not in our control, including a fundamental transaction not approved by our Board, the holders of the December 2023 Warrants will only be entitled to receive from us or our successor entity, as of the date of consummation of such fundamental transaction the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the December 2023 Warrant that is being offered and paid to the holders of our common stock in connection with the fundamental transaction, whether that consideration is in the form of cash, stock or any combination of cash and stock, or whether the holders of our common stock are given the choice to receive alternative forms of consideration in connection with the fundamental transaction.

A “Fundamental Transaction” is defined in the December 2023 Warrants to mean (i) we, directly or indirectly, in one or more related transactions effect any merger or consolidation with or into another person, (ii) we or any subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of our assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by us or another Person) is completed pursuant to which holders of common stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding common stock or 50% or more of the voting power of the common equity, (iv) we, directly or indirectly, in one or more related transactions effect any reclassification, reorganization or recapitalization of our common stock or any compulsory share exchange pursuant to which our common stock is effectively converted into or exchanged for other securities, cash or property, or (v) we, directly or indirectly, in one or more related transactions consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another person or group of persons whereby such other person or group acquires more than 50% of the outstanding shares of our common stock or 50% or more of the voting power of the common equity.

Transferability

Subject to applicable laws, the December 2023 Warrants may be offered for sale, sold, transferred or assigned. There is currently no trading market for the December 2023 Warrants and a trading market is not expected to develop.

Rights as a Stockholder

Except as otherwise provided in the December 2023 Warrants or by virtue of a holder’s ownership of shares of our common stock, the holders of the Warrants do not have the rights or privileges of holders of our common stock, including any voting rights, unless and until they exercise their December 2023 Warrants.

Amendments

The December 2023 Warrants may be amended with the written consent of the holders of a majority of the December 2023 Warrant Shares underlying the December 2023 Warrants that are outstanding as of such date and us.

Listing

There is no established public trading market for the December 2023 Warrants, and we do not expect a market to develop. In addition, we do not intend to apply for listing of the December 2023 Warrants on any national securities exchange.

Reasons for the December 2023 Warrant Exercise Proposal

Our common stock is listed on The Nasdaq Capital Market (“Nasdaq”) and trades under the ticker symbol “BIOL.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the Company prior to the December 2023 Private Placement for less than the applicable Minimum Price. Under Nasdaq Listing Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. The closing price of our common stock on Nasdaq on December 5, 2023, the trading date immediately preceding the signing of the December 2023 Purchase Agreement, was $1.29 per share. In order to comply with Nasdaq Listing Rule 5635(d), the December 2023 Warrants are not exercisable until Stockholder Approval is obtained.

We are seeking stockholder approval for the issuance of up to an aggregate of 2,221,880 shares of our common stock upon the exercise of the December 2023 Warrants that were previously issued. Effectively, stockholder approval of this December 2023 Warrant Exercise Proposal is one of the conditions for us to receive cash proceeds upon the exercise of the December 2023 Warrants, if exercised for cash. Loss of these potential funds could adversely impact our ability to fund our operations.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the December 2023 Purchase Agreement, as the December 2023 Private Placement has already been completed and the December 2023 Warrants have already been issued. We are only asking for approval to issue the shares of our common stock issuable upon exercise of the December 2023 Warrants.

Potential Consequences if Proposal No. 4 is Not Approved

The failure of our stockholders to approve this Proposal No. 4 will mean that: (i) we cannot permit the exercise of the December 2023 Warrants, and (ii) may incur substantial additional costs and expenses.

Each December 2023 Warrant had an initial exercise price of $1.23 per share, which was reduced to $0.2256 per share due to certain anti-dilution provisions in these warrants. Accordingly, we would realize an aggregate of up to approximately $501,000 in gross proceeds before deducting certain legal and transfer agent expenses (no placement agent fees would be owed to the placement agent in connection with the exercise of the December 2023 Warrants), if all the December 2023 Warrants were exercised for cash. If the December 2023 Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

In addition, in connection with the December 2023 Private Placement and the issuance of December 2023 Warrants, we have agreed to seek stockholder approval every 90 days until our stockholders approve the issuance of the December 2023 Warrant Shares. We are required to seek such approval until such time as none of the December 2023 Warrants are outstanding which could result in us seeking such approval every 90 days until such approval is obtained. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations and advance the clinical trials, regulatory approvals for, and commercialization of our products and product candidates.

Potential Adverse Effects of the Approval of Proposal No. 4

If this Proposal No. 4 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the December 2023 Warrant Shares upon exercise of the December 2023 Warrants. Assuming the full exercise of the December 2023 Warrants, an aggregate of 2,221,880 additional shares of common stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

No Appraisal Rights

No appraisal rights are available under the General Corporation Law of the State of Delaware or under our Certificate, or our Amended and Restated Bylaws, as amended, with respect to the December 2023 Warrant Exercise Proposal.

Required Vote

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the December 2023 Warrant Exercise Proposal at the 2024 Annual Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

Recommendation of our Board

The Board unanimously recommends that you vote “FOR” Proposal No. 4 to approve the December 2023 Warrant Exercise Proposal.

PROPOSAL NO. 5

THE FEBRUARY 2024 WARRANT EXERCISE PROPOSAL

Background

We are seeking stockholder approval in accordance with the Nasdaq Listing Rules for the issuance of up to 2,221,880 shares of our common stock upon the exercise of common stock purchase warrants (the “February 2024 Warrants”) that were issued in a private placement effected on February 15, 2024 (the “February 2024 Private Placement”).

Reasons for the February 2024 Private Placement

As of December 31, 2023, our cash and cash equivalents were approximately $6.6 million; and we continued to not be in compliance with the minimum stockholders’ equity requirement for continued listing on Nasdaq under Nasdaq Listing Rule 5550(b)(1), which requires listed companies to maintain stockholders’ equity of at least $2.5 million. As a result, during the end of December 2023 and through January and February 2024, our Board determined, in consultation with its financial advisors, that it was necessary to raise additional funds for general corporate purposes by pursuing a registered, public offering pursuant to a registration statement on Form S-1 whereby the Company would issue units consisting of shares of its common stock (or pre-funded warrants in lieu thereof) and warrants to purchase shares of our common stock (the “February 2024 Offering”).

Pursuant to the December 2023 Purchase Agreement, the Company agreed, among other things, pursuant to Section 4.12 thereof to not enter into a Variable Rate Transaction (as defined in the December 2023 Purchase Agreement) for a period of one-hundred and eighty (180) days following the closing date of the December 2023 Offering (or until June 5, 2024) (the “VRT Prohibition”). In order to induce the Investor to agree to waive the VRT Prohibition to enable the Company to effect the February 2024 Offering, the Company and the Investor entered into a Consent and Waiver, dated February 12, 2024 (the “Consent and Waiver”), whereby the Company agreed to issue to the Investor a new warrant, the February 2024 Warrants, to purchase up to 2,221,880 shares of our common stock, which February 2024 Warrants are in a form substantially identical to the Class B Warrants issued in the February 2024 Offering. The issuance of the February 2024 Warrants was necessary in order to induce the Investor to grant the Consent and Waiver, thus enabling the Company to continue to pursue the February 2024 Offering.

Description of February 2024 Warrants

Pursuant to Nasdaq Stock Market Rule 5635(d), the February 2024 Warrants will not be exercisable until our stockholders approve (“February 2024 Warrant Approval”) the issuance of shares of common stock issuable upon exercise of the February 2024 Warrants (“February 2024 Warrant Shares”). Pursuant to the terms of the February 2024 Warrants, we are required to hold an annual or special meeting of stockholders on or prior to May 1, 2024 for the purpose of obtaining the February 2024 Warrant Approval. We have agreed with the Investor that if we do not obtain the February 2024 Warrant Approval at the first meeting that is called, we will call an additional stockholder meeting every three months thereafter until the earlier of the date we obtain such approval or the February 2024 Warrants are no longer outstanding.

Set forth below is a summary of the terms of the February 2024 Warrants.

Exercisability

The February 2024 Warrants each have an initial exercise price of $0.748 per share and are exercisable beginning on the date the February 2024 Warrant Approval is obtained, if at all. The February 2024 Warrants expire five years after the initial exercise date.

No Fractional Shares

No fractional shares or scrip representing fractional shares will be issued upon the exercise of the February 2024 Warrants. As to any fraction of a share which the holder would otherwise be entitled to purchase upon such exercise, the number of shares of common stock to be issued will be rounded up to the nearest whole number.

Failure to Timely Deliver Shares

If we fail to deliver to the holder a certificate representing shares issuable upon exercise of a February 2024 Warrant or to credit the holder’s balance account with Depository Trust Company for such number of shares of common stock to which the holder is entitled upon the holder’s exercise of the February 2024 Warrant, in each case, by the delivery date set forth in the February 2024 Warrant, and if after such date the holder is required by its broker to purchase (in an open market transaction or otherwise) or the holder’s brokerage firm otherwise purchases, shares of common stock to deliver in satisfaction of a sale by the holder of the February 2024 Warrant Shares which the holder anticipated receiving upon such exercise, then we shall (A) pay in cash to the holder the amount, if any, by which (x) the holder’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of February 2024 Warrant Shares that we were required to deliver to the holder in connection with the exercise at issue, times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the holder, either reinstate the portion of the applicable February 2024 Warrant and equivalent number of February 2024 Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the holder the number of shares of common stock that would have been issued had we timely complied with our exercise and delivery obligations. In addition, if we fail to deliver to the holder any common stock pursuant to a validly-exercised February 2024 Warrant, we will be required to pay liquidated damages in the amount of $10 per trading day for each $1,000 of shares of common stock exercised but not delivered (and rising to $20 per trading day beginning on the third trading day after the February 2024 Warrant Share delivery date) until such time the shares of common stock are delivered or the holder rescinds such exercise.

Exercise Limitation

In general, a holder of the February 2024 Warrants does not have the right to exercise any portion of a February 2024 Warrant if the holder (together with its Attribution Parties (as defined in the February 2024 Warrant) would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the February 2024 Warrant. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Cashless Exercise

If, at the time a holder exercises its February 2024 Warrants, a registration statement registering the issuance of the February 2024 Warrant Shares under the Securities Act is not then effective or available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the February 2024 Warrant.

Adjustment

The exercise price and the number of shares of common stock purchasable upon the exercise of the February 2024 Warrants are subject to adjustment upon the occurrence of specific events, including sales of additional shares of common stock, stock dividends, stock splits, and combinations of our common stock as well as upon subsequent dilutive equity sales at an effective price per share less than the exercise price of the February 2024 Warrants.

Dividends or Distributions

If we declare or make any dividend or other distribution of our assets (or rights to acquire our assets) to holders of shares of our common stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) at any time after the issuance of the February 2024 Warrants, then, in each such case, the holders of the February 2024 Warrants shall be entitled to participate in such distribution to the same extent that the holders would have participated therein if the holders had held the number of shares of common stock acquirable upon complete exercise of the February 2024 Warrants.

Purchase Rights

If we grant, issue or sell any shares of our common stock or securities exercisable for, exchangeable for or convertible into our common stock, or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of our common stock, referred to as Purchase Rights, then each holder of the February 2024 Warrants will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete exercise of the February 2024 Warrants immediately before the Record Date, or, if no such record is taken, the date as of which the record holders of shares of common stock are to be determined, for the grant, issue or sale of such Purchase Rights.

Fundamental Transaction

If a Fundamental Transaction (as defined below) occurs, then the successor entity will succeed to, and be substituted for us, and may exercise every right and power that we may exercise and will assume all of our obligations under the February 2024 Warrants with the same effect as if such successor entity had been named in the February 2024 Warrant itself. Additionally, upon consummation of a Fundamental Transaction pursuant to which holders of shares of our common stock are entitled to receive securities or other assets with respect to or in exchange for shares of our common stock, we will make appropriate provision to ensure that the holder will thereafter have the right to receive upon an exercise of the February 2024 Warrants at any time after the consummation of the Fundamental Transaction but prior to the applicable expiration date of the February 2024 Warrants, in lieu of shares of our common stock (or other securities, cash, assets or other property) purchasable upon the exercise of the February 2024 Warrant prior to such Fundamental Transaction, at the option of each holder (without regard to any limitation in the February 2024 Warrant on the exercise of the February 2024 Warrants), the number of shares of common stock of the successor or acquiring corporation or of us, if we are the surviving corporation, and any additional consideration which the holder would have been entitled to receive upon the happening of such Fundamental Transaction had the February 2024 Warrants been exercised immediately prior to such Fundamental Transaction.

If holders of our common stock are given a choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the February 2024 Warrants, following such Fundamental Transaction. These provisions apply similarly and equally to successive Fundamental Transactions and other corporate events described in the February 2024 Warrants and will be applied without regard to any limitations on the exercise of the February 2024 Warrants.

Notwithstanding the foregoing, in the event of a fundamental transaction, the holders of the February 2024 Warrants have the right to require us or a successor entity to redeem the February 2024 Warrants for cash in the amount of the Black-Scholes Value (as defined in each February 2024 February 2024 Warrant) of the remaining unexercised portion of the February 2024 Warrants on the date of the consummation of such fundamental transaction, concurrently with or within 30 days following the consummation of a fundamental transaction. However, in the event of a fundamental transaction which is not in our control, including a fundamental transaction not approved by our Board, the holders of the February 2024 Warrants will only be entitled to receive from us or our successor entity, as of the date of consummation of such fundamental transaction the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the February 2024 Warrant that is being offered and paid to the holders of our common stock in connection with the fundamental transaction, whether that consideration is in the form of cash, stock or any combination of cash and stock, or whether the holders of our common stock are given the choice to receive alternative forms of consideration in connection with the fundamental transaction.

A “Fundamental Transaction” is defined in the February 2024 Warrants to mean (i) we, directly or indirectly, in one or more related transactions effect any merger or consolidation with or into another person, (ii) we or any subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of our assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by us or another Person) is completed pursuant to which holders of common stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding common stock or 50% or more of the voting power of the common equity, (iv) we, directly or indirectly, in one or more related transactions effect any reclassification, reorganization or recapitalization of our common stock or any compulsory share exchange pursuant to which our common stock is effectively converted into or exchanged for other securities, cash or property, or (v) we, directly or indirectly, in one or more related transactions consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another person or group of persons whereby such other person or group acquires more than 50% of the outstanding shares of our common stock or 50% or more of the voting power of the common equity.

Transferability

Subject to applicable laws, the February 2024 Warrants may be offered for sale, sold, transferred or assigned. There is currently no trading market for the February 2024 Warrants and a trading market is not expected to develop.

Rights as a Stockholder

Except as otherwise provided in the February 2024 Warrants or by virtue of a holder’s ownership of shares of our common stock, the holders of the February 2024 Warrants do not have the rights or privileges of holders of our common stock, including any voting rights, unless and until they exercise their February 2024 Warrants.

Amendments

The February 2024 Warrants may be amended with the written consent of the holders of a majority of the February 2024 Warrant Shares underlying the February 2024 Warrants that are outstanding as of such date and us.

Listing

There is no established public trading market for the February 2024 Warrants, and we do not expect a market to develop. In addition, we do not intend to apply for listing of the February 2024 Warrants on any national securities exchange.

Reasons for the February 2024 Warrant Exercise Proposal

Our common stock is listed on Nasdaq and trades under the ticker symbol “BIOL.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the Company prior to the February 2024 Private Placement for less than the applicable Minimum Price. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. The closing price of our common stock on Nasdaq on February 14, 2024, the trading date immediately preceding the signing of the Consent and Waiver, was $0.1507 per share. In order to comply with Nasdaq Listing Rule 5635(d), the February 2024 Warrants are not exercisable until Stockholder Approval is obtained.

We are seeking stockholder approval for the issuance of up to an aggregate of 2,221,880 shares of our common stock upon the exercise of the February 2024 Warrants that were issued or are issuable. Effectively, stockholder approval of this February 2024 Warrant Exercise Proposal is one of the conditions for us to receive cash upon the exercise of the February 2024 Warrants, if exercised for cash. Loss of these potential funds could adversely impact our ability to fund our operations.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Consent and Waiver, as the February 2024 Private Placement has already been completed and the February 2024 Warrants have already been issued. We are only asking for approval to issue the shares of our common stock issuable upon exercise of the February 2024 Warrants.

Potential Consequences if Proposal No. 5 is Not Approved

The failure of our stockholders to approve this Proposal No. 5 will mean that: (i) we cannot permit the exercise of the February 2024 Warrants and (ii) may incur substantial additional costs and expenses.

Each February 2024 Warrant has an initial exercise price of $0.748 per share. Accordingly, we would realize an aggregate of up to approximately $1.67 million in gross proceeds before deducting certain expenses and fees that we will owe to the placement agent in connection with the February 2024 Private Placement, if all the February 2024 Warrants were exercised for cash. If the February 2024 Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

In addition, in connection with the February 2024 Private Placement and the issuance of February 2024 Warrants, we have agreed to seek stockholder approval every 90 days until our stockholders approve the issuance of the February 2024 Warrant Shares. We are required to seek such approval until such time as none of the February 2024 Warrants are outstanding which could result in us seeking such approval every 90 days until received. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations and advance the clinical trials, regulatory approvals for, and commercialization of our products and product candidates.

Potential Adverse Effects of the Approval of Proposal No. 5

If this Proposal No. 5 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the February 2024 Warrant Shares upon exercise of the February 2024 Warrants. Assuming the full exercise of the February 2024 Warrants, an aggregate of 2,221,880 additional shares of common stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

No Appraisal Rights

No appraisal rights are available under the General Corporation Law of the State of Delaware or under our Certificate, or our Amended and Restated Bylaws, as amended, with respect to the February 2024 Warrant Exercise Proposal.

Recommendation of our Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 5 TO APPROVE THE FEBRUARY 2024 WARRANT EXERCISE PROPOSAL.

Required Vote

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the February 2024 Warrant Exercise Proposal at the 2024 Annual Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

PROPOSAL NO. 6

THE CLASS B WARRANT EXERCISE PROPOSAL

Background

We are seeking stockholder approval in accordance with the Nasdaq Listing Rules for the issuance of up to 16,000,000 shares of our common stock upon the exercise of Class B common stock purchase warrants (the “Class B Warrants”) that were issued in the February 2024 Offering.

Reasons for the February 2024 Offering

As of December 31, 2023, our cash and cash equivalents were approximately $6.6 million; and we continued to not be in compliance with the minimum stockholders’ equity requirement for continued listing on Nasdaq under Nasdaq Listing Rule 5550(b)(1), which requires listed companies to maintain stockholders’ equity of at least $2.5 million. As a result, during the end of December 2023 and through January and February 2024, our Board determined, in consultation with its financial advisors, that it was necessary to raise additional funds for general corporate purposes by pursuing the February 2024 Offering, which was a registered, public offering pursuant to a registration statement on Form S-1 whereby the Company would issue units consisting of shares of its common stock (or pre-funded warrants in lieu thereof) and warrants to purchase shares of our common stock.

We believe that the February 2024 Offering, which closed on February 15, 2024 and yielded gross proceeds of approximately $7.0 million, was necessary in light of the Company’s cash and funding requirements at the time as well as the Company’s continued non-compliance with Nasdaq’s minimum stockholder’s equity requirements. In addition, at the time of the February 2024 Offering, our Board considered numerous other alternatives to the February 2024 Offering, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the February 2024 Offering.

Description of the Class B Warrants and the February 2024 Offering

Pursuant to Nasdaq Stock Market Rule 5635(d), the Class B Warrants will not be exercisable until our stockholders approve (“Class B Warrant Approval”) the issuance of shares of common stock issuable upon exercise of the Warrants (“Class B Warrant Shares”). Pursuant to that certain securities purchase agreement, dated February 13, 2024 (the “February 2024 Purchase Agreement”), entered into by and between the Company and the investors listed on the signature pages thereto (the “Investors”), we are required to hold an annual or special meeting of stockholders on or prior to May 1, 2024 for the purpose of obtaining the Class B Warrant Approval. We have agreed with the Investors that if we do not obtain the Class B Warrant Approval at the first meeting that is called, we will call an additional stockholder meeting every three months thereafter until the earlier of the date we obtain such approval or the Class B Warrants are no longer outstanding.

Set forth below is a summary of the terms of the Class B Warrants.

Exercisability

The Class B Warrants each have an initial exercise price of $0.748 per share and are exercisable beginning on the date the Class B Warrant Approval is obtained, if at all. The Class B Warrants expire five years after the initial exercise date.

No Fractional Shares

No fractional shares or scrip representing fractional shares will be issued upon the exercise of the Class B Warrants. As to any fraction of a share which the holder would otherwise be entitled to purchase upon such exercise, the number of shares of common stock to be issued will be rounded up to the nearest whole number.

Failure to Timely Deliver Shares

If we fail to deliver to the holder a certificate representing shares issuable upon exercise of a Class B Warrant or to credit the holder’s balance account with Depository Trust Company for such number of shares of common stock to which the holder is entitled upon the holder’s exercise of the Class B Warrant, in each case, by the delivery date set forth in the Class B Warrant, and if after such date the holder is required by its broker to purchase (in an open market transaction or otherwise) or the holder’s brokerage firm otherwise purchases, shares of common stock to deliver in satisfaction of a sale by the holder of the Class B Warrant Shares which the holder anticipated receiving upon such exercise, then we shall (A) pay in cash to the holder the amount, if any, by which (x) the holder’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Class B Warrant Shares that we were required to deliver to the holder in connection with the exercise at issue, times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the holder, either reinstate the portion of the applicable Class B Warrant and equivalent number of Class B Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the holder the number of shares of common stock that would have been issued had we timely complied with our exercise and delivery obligations. In addition, if we fail to deliver to the holder any common stock pursuant to a validly-exercised Class B Warrant, we will be required to pay liquidated damages in the amount of $10 per trading day for each $1,000 of shares of common stock exercised but not delivered (and rising to $20 per trading day beginning on the third trading day after the Class B Warrant Share delivery date) until such time the shares of common stock are delivered or the holder rescinds such exercise.

Exercise Limitation

In general, a holder of the Class B Warrants does not have the right to exercise any portion of a Class B Warrant if the holder (together with its Attribution Parties (as defined in the Class B Warrant) would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrant. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Cashless Exercise

If, at the time a holder exercises its Class B Warrants, a registration statement registering the issuance of the Class B Warrant Shares under the Securities Act , is not then effective or available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Class B Warrant.

Adjustment

The exercise price and the number of shares of common stock purchasable upon the exercise of the Class B Warrants are subject to adjustment upon the occurrence of specific events, including sales of additional shares of common stock, stock dividends, stock splits, and combinations of our common stock as well as upon subsequent dilutive equity sales at an effective price per share less than the exercise price of the Class B Warrants.

Dividends or Distributions

If we declare or make any dividend or other distribution of our assets (or rights to acquire our assets) to holders of shares of our common stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) at any time after the issuance of the Class B Warrants, then, in each such case, the holders of the Class B Warrants shall be entitled to participate in such distribution to the same extent that the holders would have participated therein if the holders had held the number of shares of common stock acquirable upon complete exercise of the Class B Warrants.

Purchase Rights

If we grant, issue or sell any shares of our common stock or securities exercisable for, exchangeable for or convertible into our common stock, or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of our common stock, referred to as Purchase Rights, then each holder of the Class B Warrants will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete exercise of the Class B Warrants immediately before the Record Date, or, if no such record is taken, the date as of which the record holders of shares of common stock are to be determined, for the grant, issue or sale of such Purchase Rights.

Fundamental Transaction

If a Fundamental Transaction (as defined below) occurs, then the successor entity will succeed to, and be substituted for us, and may exercise every right and power that we may exercise and will assume all of our obligations under the Class B Warrants with the same effect as if such successor entity had been named in the Class B Warrant itself. Additionally, upon consummation of a Fundamental Transaction pursuant to which holders of shares of our common stock are entitled to receive securities or other assets with respect to or in exchange for shares of our common stock, we will make appropriate provision to ensure that the holder will thereafter have the right to receive upon an exercise of the Class B Warrants at any time after the consummation of the Fundamental Transaction but prior to the applicable expiration date of the Class B Warrants, in lieu of shares of our common stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Class B Warrant prior to such Fundamental Transaction, at the option of each holder (without regard to any limitation in the Class B Warrant on the exercise of the Class B Warrants), the number of shares of common stock of the successor or acquiring corporation or of us, if we are the surviving corporation, and any additional consideration which the holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Class B Warrants been exercised immediately prior to such Fundamental Transaction.

If holders of our common stock are given a choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the Class B Warrants, following such Fundamental Transaction. These provisions apply similarly and equally to successive Fundamental Transactions and other corporate events described in the Class B Warrants and will be applied without regard to any limitations on the exercise of the Class B Warrants.

Notwithstanding the foregoing, in the event of a fundamental transaction, the holders of the Class B Warrants have the right to require us or a successor entity to redeem the Class B Warrants for cash in the amount of the Black-Scholes Value (as defined in each Class B Warrant) of the remaining unexercised portion of the Class B Warrants on the date of the consummation of such fundamental transaction, concurrently with or within 30 days following the consummation of a fundamental transaction. However, in the event of a fundamental transaction which is not in our control, including a fundamental transaction not approved by our Board, the holders of the Class B Warrants will only be entitled to receive from us or our successor entity, as of the date of consummation of such fundamental transaction the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the Class B Warrant that is being offered and paid to the holders of our common stock in connection with the fundamental transaction, whether that consideration is in the form of cash, stock or any combination of cash and stock, or whether the holders of our common stock are given the choice to receive alternative forms of consideration in connection with the fundamental transaction.

A “Fundamental Transaction” is defined in the Class B Warrants to mean (i) we, directly or indirectly, in one or more related transactions effect any merger or consolidation with or into another person, (ii) we or any subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of our assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by us or another Person) is completed pursuant to which holders of common stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding common stock or 50% or more of the voting power of the common equity, (iv) we, directly or indirectly, in one or more related transactions effect any reclassification, reorganization or recapitalization of our common stock or any compulsory share exchange pursuant to which our common stock is effectively converted into or exchanged for other securities, cash or property, or (v) we, directly or indirectly, in one or more related transactions consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another person or group of persons whereby such other person or group acquires more than 50% of the outstanding shares of our common stock or 50% or more of the voting power of the common equity.

Transferability

Subject to applicable laws, the Class B Warrants may be offered for sale, sold, transferred or assigned. There is currently no trading market for the Class B Warrants and a trading market is not expected to develop.

Rights as a Stockholder

Except as otherwise provided in the Class B Warrants or by virtue of a holder’s ownership of shares of our common stock, the holders of the Class B Warrants do not have the rights or privileges of holders of our common stock, including any voting rights, unless and until they exercise their Class B Warrants.

Amendments

The Class B Warrants may be amended with the written consent of the holders of a majority of the Class B Warrant Shares underlying the Class B Warrants that are outstanding as of such date and us.

Listing

There is no established public trading market for the Class B Warrants, and we do not expect a market to develop. In addition, we do not intend to apply for listing of the Class B Warrants on any national securities exchange.

Reasons for the Class B Warrant Exercise Proposal

Our common stock is listed on Nasdaq and trades under the ticker symbol “BIOL.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the Company prior to the February 2024 Offering for less than the applicable Minimum Price. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. The closing price of our common stock on Nasdaq on February 14, 2024, the trading date immediately preceding the signing of the February 2024 Purchase Agreement, was $0.1507 per share. In order to comply with Nasdaq Listing Rule 5635(d), the Class B Warrants are not exercisable until Stockholder Approval is obtained.

We are seeking stockholder approval for the issuance of up to an aggregate of 16,000,000 shares of our common stock upon the exercise of the Class B Warrants that were issued or are issuable. Effectively, stockholder approval of this Class B Warrant Exercise Proposal is one of the conditions for us to receive cash upon the exercise of the Class B Warrants, if exercised for cash. Loss of these potential funds could adversely impact our ability to fund our operations.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the February 2024 Purchase Agreement, as the February 2024 Offering has already been completed and the Class B Warrants have already been issued. We are only asking for approval to issue the shares of common stock issuable upon exercise of the Class B Warrants.

Potential Consequences if Proposal No. 6 is Not Approved

The failure of our stockholders to approve this Proposal No. 6 will mean that: (i) we cannot permit the exercise of the Class B Warrants and (ii) may incur substantial additional costs and expenses.

Each Class B Warrant has an initial exercise price of $0.748 per share. Accordingly, we would realize an aggregate of up to approximately $11.97 million in gross proceeds before deducting expenses and fees that we will owe in connection with the February 2024 Offering, if all the Class B Warrants were exercised for cash. If the Class B Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

In addition, in connection with the February 2024 Offering and the issuance of Class B Warrants, we have agreed to seek stockholder approval every 90 days until our stockholders approve the issuance of the Class B Warrant Shares. We are required to seek such approval until such time as none of the Class B Warrants are outstanding which could result in us seeking such approval every 90 days until received. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations and advance the clinical trials, regulatory approvals for, and commercialization of our products and product candidates.

Potential Adverse Effects of the Approval of Proposal No. 6

If this Proposal No. 6 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the Class B Warrant Shares upon exercise of the Class B Warrants. Assuming the full exercise of the Class B Warrants, an aggregate of 16,000,000 additional shares of common stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

No Appraisal Rights

No appraisal rights are available under the General Corporation Law of the State of Delaware or under our Certificate, or our Amended and Restated Bylaws, as amended, with respect to the Class B Warrant Exercise Proposal.

Recommendation of our Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 6 TO APPROVE THE CLASS B WARRANT EXERCISE PROPOSAL.

Required Vote

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Class B Warrant Exercise Proposal at the 2024 Annual Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

PROPOSAL NO. 7

APPROVAL OF AN AMENDMENT TO THE BIOLASE, INC. 2018 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN BY AN ADDITIONAL 7,500,000 SHARES

At the 2024 Annual Meeting, our stockholders will be asked to approve the fifth amendment to the BIOLASE, Inc. 2018 Long-Term Incentive Plan (the “2018 LTIP”), which would increase the number of shares of our common stock available for issuance under the 2018 LTIP by 7,500,000 shares. Our stockholders approved the 2018 LTIP on May 9, 2018, approved the first amendment to the 2018 LTIP on September 21, 2018, approved the second amendment to the 2018 LTIP on May 15, 2019, approved the third amendment to the 2018 LTIP on May 13, 2020, and approved the fourth amendment to the 2018 LTIP on June 11, 2021 and approved the fifth amendment to the 2018 LTIP on June 2022. Subject to the terms and conditions of the 2018 LTIP and excluding the sixth amendment, the number of shares remaining for future grants under the 2018 LTIP is 49,372 shares.

On March 1, 2024, our Board approved Amendment Number 6 to the 2018 LTIP (the “Amendment”), subject to stockholder approval at the 2024 Annual Meeting, to increase the number of shares available for issuance under the 2018 LTIP by 7,500,000 shares of common stock to 7,612,268 shares. Of that amount, approximately 7,549,372 shares (49,372 shares available for grant as of March 14, 2024 plus 7,500,000 shares being requested under this proposal) would be available for new awards, not including any shares that would become available again upon the expiration, termination, cancellation, cash settlement or forfeiture of certain previously-issued awards, as described below.

Plan Highlights

The purposes of the 2018 LTIP are to:

•
align the interests of our stockholders and recipients of awards under the 2018 LTIP by increasing the proprietary interest of such recipients in the Company’s growth and success;
•
advance the interests of the Company by attracting and retaining non-employee directors, officers, other employees, consultants, independent contractors and agents; and
•
motivate such persons to act in the long-term best interests of the Company and our stockholders.

Under the 2018 LTIP, the Company may grant:

•
non-qualified stock options;
•
“incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”));
•
stock appreciation rights (“SARs”);
•
restricted stock, restricted stock units (“RSUs”) or other stock awards (“Stock Awards”); and
•
performance awards.

As of March 14, 2024, approximately three officers, 120 employees, and five non-employee directors are eligible to participate in the 2018 LTIP if selected for participation by the Compensation Committee of our Board.

Some of the key features of the 2018 LTIP include:

•
The 2018 LTIP is administered by a committee of our Board, comprised entirely of independent directors;
•
Stock options and SARs granted under the 2018 LTIP may not be repriced without stockholder approval other than in connection with a change in control, equity restructuring or other change in capitalization, as described in the 2018 LTIP;

•
Under the 2018 LTIP and after taking into account the Amendment, the maximum number of shares of our common stock authorized for grant is 112,268 shares, other than substitute awards granted in connection with a corporate transaction, with 49,372 shares remaining available for future grant;
•
The exercise price of stock options and the base price for SARs granted under the 2018 LTIP may not be less than the fair market value of a share of our common stock on the date of grant, subject to certain exceptions for substitute awards granted in connection with a corporate transaction;
•
The 2018 LTIP prohibits the grant of dividend equivalents with respect to stock options and SARs and subjects all dividends and dividend equivalents paid with respect to Stock Awards or performance awards to the same vesting conditions as the underlying awards;
•
The 2018 LTIP does not contain a liberal change in control definition; and
•
The 2018 LTIP provides that awards and any cash payment or shares of our common stock delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award agreement or any clawback or recoupment policy that the Company may adopt from time to time.

Description of the Amended 2018 LTIP

The following description is qualified in its entirety by reference to the 2018 LTIP, as proposed to be amended by the Amendment (the “Amended 2018 LTIP”). A copy of the Amendment is attached to this proxy statement as Exhibit A.

Administration

The Amended 2018 LTIP will be administered by a committee designated by our Board (the “Plan Committee”), consisting of two or more members of our Board, each of whom may be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” within the meaning of Nasdaq Rules or, if our common stock is not listed on Nasdaq, within the meaning of the rules of the principal stock exchange on which our common stock is then traded. The Compensation Committee of our Board currently serves as the Plan Committee.

Subject to the express provisions of the Amended 2018 LTIP, the Plan Committee will have the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by an agreement containing such provisions not inconsistent with the Amended 2018 LTIP as the Plan Committee will approve. The Plan Committee will also have authority to establish rules and regulations for administering the Amended 2018 LTIP and to decide questions of interpretation or application of any provision of the Amended 2018 LTIP. The Plan Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding stock options and SARs will become exercisable in part or in full, (ii) all or a portion of a restriction period on any award will lapse, (iii) all or a portion of any performance period applicable to any award will lapse and (iv) any performance measures applicable to any outstanding award will be deemed satisfied at target, maximum or any other level.

The Plan Committee may delegate some or all of its power and authority under the Amended 2018 LTIP to our Board or, subject to applicable law, a subcommittee of our Board, a member of our Board, the President and Chief Executive Officer or other executive officer of the Company as the Plan Committee deems appropriate, except that it may not delegate its power and authority to a member of our Board, the President and Chief Executive Officer or any executive officer with regard to awards to persons who are subject to Section 16 of the Exchange Act.

Available Shares

As discussed above, if approved by our stockholders, the Amendment would increase the number of shares available for issuance under the 2018 LTIP by 7,500,000 shares from 112,268 shares to 7,612,268 shares, in each case, subject to the adjustment provisions set forth in the Amended 2018 LTIP. All of the available shares of our common stock under the Amended 2018 LTIP may be issued in connection with incentive stock options.

The number of available shares will be reduced by the sum of the aggregate number of shares of our common stock which become subject to outstanding stock options, free-standing SARs, Stock Awards and performance awards. To the extent that shares of our common stock subject to an outstanding stock option, free-standing SAR, Stock Award or performance award granted under the Amended 2018 LTIP or the Biolase, Inc. 2002 Stock Incentive Plan or any other equity plan maintained by the Company with outstanding equity awards as of the effective date of the 2018 LTIP (collectively, the “Prior Plans”), other than substitute awards granted in connection with a corporate transaction, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares of our common stock subject to a stock option cancelled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of our common stock will again be available under the Amended 2018 LTIP. In addition, shares of our common stock subject to an award under the Amended 2018 LTIP or a Prior Plan will again be available for issuance under the Amended 2018 LTIP if such shares are (a) shares that were subject to a stock option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR or (b) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes relating to an outstanding award. Notwithstanding the foregoing, shares repurchased by the Company on the open market with the proceeds of a stock option exercise will not again be available for issuance under the Amended 2018 LTIP. The Amended 2018 LTIP is the only equity compensation plan authorized by our stockholders for future grants of equity awards, and, accordingly, none of the shares previously available for grant under the Prior Plans are available for future grants under the 2018 LTIP other than pursuant to the share recycling provisions discussed above.

The aggregate value of cash compensation and the grant date fair value of shares of our common stock that may be awarded or granted during any fiscal year of the Company to any non-employee director shall not exceed $700,000.

As of the Record Date, the closing price of a share of common stock, as reported on Nasdaq, was $0.1348.

Change in Control

Subject to the terms of the applicable award agreement, in the event of a change in control, our Board, as constituted prior to the change in control, may, in its discretion take one of the following actions: (i) require that (a) some or all outstanding stock options and SARs will become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (b) the restriction period applicable to some or all outstanding Stock Awards will lapse in full or in part, either immediately or upon a subsequent termination of employment, (c) the performance period applicable to some or all outstanding awards will lapse in full or in part, or (d) the performance measures applicable to some or all outstanding awards will be deemed satisfied at the target, maximum or any other level; (ii) require that shares of our common stock resulting from or succeeding to the business of the Company pursuant to such change in control, or the parent thereof, be substituted for some or all of the shares of our common stock subject to outstanding awards as determined by our Board; and/or (iii) require outstanding awards to be surrendered to the Company in exchange for a payment of cash, shares of our common stock resulting from the change in control, or the parent thereof, or a combination of cash and shares.

Under the terms of the Amended 2018 LTIP, a change in control is generally defined as a change in ownership or control of the Company effected through any of the following transactions: (i) a merger, consolidation or other reorganization approved by our stockholders, unless our stockholders receive more than 50% of the total voting power of the resulting company; (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) an acquisition of more than 50% of the total voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to our stockholders.

Effective Date, Termination and Amendment

If approved by the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the 2024 Annual Meeting, the Amended 2018 LTIP will become effective as of the date on which the Amendment is approved by our stockholders. The 2018 LTIP became effective as of May 9, 2018 when it was approved by our stockholders, and it will terminate as of the first annual meeting to occur on or after May 9, 2028, unless earlier terminated by our Board. Awards under the Amended 2018 LTIP may be made at any time prior to the termination of the Amended 2018 LTIP, provided that no incentive stock option may be granted later than ten years after February 14, 2018, the date on which our Board approved the 2018 LTIP. Our Board may amend the Amended 2018 LTIP at any time, subject to stockholder approval if (i) required by applicable law, rule or regulation, including any Nasdaq Rule or any other stock exchange on which our common stock is then traded, or (ii) our Board seeks to modify the stock option and SAR repricing provisions in the Amended 2018 LTIP. No amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

Eligibility

Participants in the Amended 2018 LTIP will consist of such officers, other employees, non-employee directors, consultants, independent contractors and agents and persons expected to become officers, other employees, non-employee directors, consultants, independent contractors and agents of the Company and its subsidiaries, as selected by the Plan Committee.

Stock Options and SARs

The Amended 2018 LTIP provides for the grant of non-qualified stock options, incentive stock options and SARs. The Plan Committee will determine the conditions to the exercisability of each stock option and SAR.

Each stock option will be exercisable for no more than ten years after its date of grant, unless the stock option is an incentive stock option and the optionee owns greater than ten percent (10%) of the voting power of all shares of our capital stock (a “ten percent holder”), in which case the stock option will be exercisable for no more than five years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction, the exercise price of a stock option will not be less than 100% of the fair market value of a share of our common stock on the date of grant, unless the stock option is an incentive stock option and the optionee is a ten percent holder, in which case the stock option exercise price will be the price required by the Code, currently 110% of fair market value.

Each SAR will be exercisable for no more than ten years after its date of grant provided that no SAR granted in tandem with a stock option (a “tandem SAR”) will be exercisable later than the expiration, termination, cancellation, forfeiture or other termination of the related stock option. The base price of an SAR will not be less than 100% of the fair market value of a share of our common stock on the date of grant (or, if earlier, the date of grant of the stock option for which the SAR is exchanged or substituted), provided that the base price of a tandem SAR will be the exercise price of the related stock option. An SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of our common stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of our common stock on the exercise date and the base price of the SAR.

All of the terms relating to the exercise, cancellation or other disposition of stock options and SARs following the termination of employment of a participant, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

The Plan Committee shall not, without the approval of our stockholders, (i) reduce the purchase price or base price of any previously granted stock option or SAR, (ii) cancel any previously granted stock option or SAR in exchange for another stock option or SAR with a lower purchase price or base price or (iii) cancel any previously granted stock option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the fair market value of a share of our common stock on the date of such cancellation, in each case, other than in connection with a change in control or the adjustment provisions set forth in the Amended 2018 LTIP.

Stock Awards

The Amended 2018 LTIP provides for the grant of Stock Awards. The Plan Committee may grant a Stock Award as restricted stock, RSUs or as another stock award. Except as otherwise determined by the Plan Committee, Stock Awards will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period (if applicable) or if specified performance measures (if any) are not attained during the performance period.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to shares of restricted stock awarded under the Amended 2018 LTIP. Distributions and dividends with respect to shares of our common stock, including regular cash dividends, will be deposited with the Company and will be subject to the same restrictions as the restricted stock.

The agreement awarding RSUs will specify (i) whether such award may be settled in shares of our common stock, cash or a combination thereof, and (ii) whether the holder will be entitled to receive dividend equivalents, with respect to such award. Any dividend equivalents with respect to RSUs will be subject to the same restrictions as such RSUs. Prior to the settlement of an RSU in shares of our common stock, the holder of an RSU will have no rights as a stockholder of the Company.

The Plan Committee may grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock, including shares of our common stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of our common stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Plan Committee. Dividend equivalents paid with respect to the other stock awards contemplated by this paragraph will be subject to the same vesting conditions as the underlying awards.

All of the terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a Stock Award upon a termination of employment, whether by reason of disability, retirement, death or any other reason or during a paid or unpaid leave of absence, will be determined by the Plan Committee.

Performance Awards

The Amended 2018 LTIP also provides for the grant of performance awards. The agreement relating to a performance award will specify whether such award may be settled in shares of our common stock (including shares of restricted stock), cash or a combination thereof. The agreement relating to a performance award will provide, in the manner determined by the Plan Committee, for the vesting of such performance award if the specified performance measures are satisfied or met during the specified performance period and such performance goals will be determined by the Plan Committee at the time of grant. Any dividend or dividend equivalents with respect to a performance award will be subject to the same restrictions as such performance award.

The performance measures of a performance award may consist of, but shall not be limited to, one or more of the following objective or subjective corporate-wide or subsidiary, division, operating unit, line of business, project, geographic or individual measures: the attainment by a share of our common stock of a specified Fair Market Value (as defined in the Amended 2018 LTIP) for a specified period of time; increase in stockholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; total stockholder return; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, supervision of information technology, quality and quality audit scores, efficiency, product development and acquisitions or divestitures or any combination of the foregoing. Notwithstanding the foregoing, the Plan Committee may establish any other objective or subjective performance goal, whether or not listed in the Amended 2018 LTIP. Performance goals will be subject to such other special rules and conditions as the Plan Committee may establish at any time.

Prior to the settlement of a performance award in shares of our common stock, the holder of such award will have no rights as a stockholder of the Company with respect to such shares. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon a termination of employment with or service to, whether by reason of disability, retirement, death or any other reason or during a paid or unpaid leave of absence, will be determined by the Plan Committee.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the Amended 2018 LTIP. This discussion does not address all aspects of the United States federal income tax consequences of participating in the Amended 2018 LTIP that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the Amended 2018 LTIP. Each participant is advised to consult his or her personal tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Section 162(m) of the Code

Section 162(m) of the Code limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for compensation paid to the corporation’s “covered employees.” “Covered employees” include the corporation’s chief executive officer, chief financial officer and the three most highly compensated executive officers other than the chief executive officer and chief financial officer. If an individual is determined to be a covered employee for any year beginning after December 31, 2016, then that individual will continue to be a covered employee for future years, regardless of changes in the individual’s compensation or position. Under the American Rescue Plan Act signed into law on March 11, 2021, the definition of “covered employee” will be expanded to also include the Company’s next five highest-paid employees for tax years beginning on or after January 1, 2027.

Stock Options

A participant will not recognize taxable income at the time a stock option is granted, and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares of our common stock purchased on such date over the aggregate exercise price of such shares, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares of our common stock acquired by exercise of an incentive stock option are held for at least two years from the date the stock option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon that disposition and (ii) the fair market value of those shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

SARs

A participant will not recognize taxable income at the time SARs are granted, and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) in an amount equal to the fair market value of any shares of our common stock delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

Stock Awards

A participant will not recognize taxable income at the time stock that is subject to a substantial risk of forfeiture is granted, and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) at the time of the grant in an amount equal to the excess of the fair market value of the shares of our common stock at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares of our common stock at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

A participant will not recognize taxable income at the time an RSU is granted, and the Company will not be entitled to a tax deduction at that time. Upon settlement of RSUs, the participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) in an amount equal to the fair market value of any shares of our common stock delivered and the amount of any cash paid by the Company. The amount of ordinary income recognized is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

The tax treatment, including the timing of taxation, of other stock awards will depend on the terms of such awards at the time of grant.

Performance Awards

A participant will not recognize taxable income at the time performance awards are granted, and the Company will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) in an amount equal to the fair market value of any shares of our common stock delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

New Plan Benefits and Historical Equity Awards

The Plan Committee has the discretion to grant awards under the Amended 2018 LTIP and, therefore, it is not possible as of the date of this proxy statement to determine future awards that will be received by NEOs or others under the Amended 2018 LTIP. Please see the section entitled “Compensation Discussion and Analysis” for grants made to each of the NEOs under the 2018 LTIP.

The following table sets forth the number of RSUs (including performance-based RSUs at target level of performance and service-based RSUs) and stock options that have been granted under the Amended 2018 LTIP to named executive officers and the other individuals and groups indicated since the inception of the 2018 LTIP.

As discussed above, the Amendment is being submitted for approval by our stockholders at the 2024 Annual Meeting. If our stockholders approve this proposal, the Amendment will become effective as of the date on which the Amendment is approved by stockholders, and awards may be granted under the Amended 2018 LTIP. If our stockholders do not approve the Amendment, the Company will continue to grant awards under the 2018 LTIP as long as shares are available for such purpose.

Name and Position	Restricted Stock Units(1)	Stock Options and SARs
John R. Beaver, President and Chief Executive Officer	7,292	24
Jennifer Bright, Chief Financial Officer	925	8
Steven Sandor, Chief Operating Officer	944	8
All current executive officers (three executive officers)	9,161	40
All current non-executive directors	35,841	442
All employees (other than executive officers)	24,289	74

(1)
The Company has granted performance awards in the form of performance-based RSUs. The amounts reported in this column with respect to performance-based RSUs are based on the target award opportunity granted to the participant.

Interests of Directors and Executive Officers

Our current directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the 2018 LTIP.

Recommendation of our Board

OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2018 LTIP.

Required Vote

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Amendment Proposal at the 2024 Annual Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. A broker non-vote will not have any effect on this proposal.

AUDIT COMMITTEE REPORT

The Audit Committee oversees our independent registered public accounting firm and assists our Board in fulfilling its oversight responsibilities on matters relating to the integrity of our financial statements, our compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications and independence by meeting regularly with the independent registered public accounting firm and financial management personnel. Management is responsible for the preparation, presentation and integrity of our financial statements; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed our financial statements as of and for the fiscal year ended December 31, 2023 with management and Macias Gini & O’Connell LLP, our independent registered public accounting firm. The Audit Committee also discussed with Macias Gini & O’Connell LLP the matters required to be discussed by the applicable requirements of Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. This included a discussion of the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters that generally accepted auditing standards require to be discussed with the Audit Committee. The Audit Committee also received the written disclosures and the letter from Macias Gini & O’Connell LLP required by the applicable requirements of the PCAOB and the Audit Committee discussed the independence of Macias Gini & O’Connell LLP with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to our Board, and our Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC. The Audit Committee also appointed Macias Gini & O’Connell LLP as our independent registered public accounting firm for fiscal year ending December 31, 2024.

Submitted by the Audit Committee of our Board:

Jess Roper, Chairperson Jonathan T. Lord, M.D. Kathleen T. O’Loughlin, D.D.S. Dr. Kenneth P. Yale, D.D.S.

PROPOSAL NO. 8

RATIFICATION OF THE APPOINTMENT OF MACIAS GINI & O’CONNELL LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

On June 21, 2023, the Audit Committee of our Board of Directors dismissed BDO USA, P.C. (“BDO USA”) as our independent registered public accounting firm, and we retained Macias Gini & O’Connell LLP as our new independent registered public accounting firm responsible for auditing our financial statements. The Audit Committee has appointed Macias Gini & O’Connell LLP as our independent registered public accounting firm for 2024. Our Board and the Audit Committee are asking our stockholders to ratify the appointment by the Audit Committee of Macias Gini & O’Connell LLP as the independent public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2024. Stockholder ratification of such selection is not required by our bylaws or any other applicable legal requirement. However, our Board is submitting the selection of Macias Gini & O’Connell LLP to our stockholders for ratification as a matter of good corporate governance.

In the event our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain Macias Gini & O’Connell LLP for the fiscal year ending December 31, 2023. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change should be made.

A representative of Macias Gini & O’Connell LLP is expected to be present at our 2024 Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Change in Certifying Accountant

•
On June 21, 2023, we engaged Macias Gini & O’Connell LLP as our independent registered public accounting firm and dismissed BDO USA as the Company’s independent registered public accounting firm.
•
BDO USA’s audit report on our financial statements for the years ended December 31, 2022 and 2021 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles except that the report on our consolidated financial statements as of and for the years ended December 31, 2022 and 2021 contained an explanatory paragraph regarding our ability to continue as a going concern.
•
For the years ended December 31, 2022 and 2021, and through the interim period ended June 21, 2023, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with BDO USA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Marcum would have caused theme to make reference to the subject matter of the disagreement in connection with its reports on our financial statements for such periods.
•
For the years ended December 31, 20022 and 2021, and through the interim period ended June 21, 2023, there were there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K.
•
We provided BDO USA with our disclosures in the Current Report on Form 8-K disclosing the dismissal of BDO USA and requested in writing that BDO USA furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. BDO USA’s response is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 22, 2023.
•
During the fiscal years ended December 31, 2022 and 2021 and through June 21, 2023, neither we nor anyone on our behalf consulted with Macias Gini & O’Connell LLP regarding (i) the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that Macias Gini & O’Connell LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees and Services

The following table presents fees billed and billable to us for professional services rendered by Macias Gini & O’Connell LLP for the fiscal year ended December 31, 2023 and by BDO USA for the fiscal year ended 2022.

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Audit Fees(1)	$948,789	$413,338
Audit-Related Fees(2)	—	—
Tax Fees(2)	—	—
All Other Fees	—	—
Total	$948,789	$413,338

(1)
Audit Fees. Audit fees are fees incurred for accounting services rendered for the audit of our annual consolidated financial statements and reviews of quarterly consolidated financial statements, as well as fees associated with consents and comfort letters for registration statement filings. Audit fees for 2023 and 2022 include fees paid for services performed in connection with our registration statements and prospectus supplement filings with the SEC.
(2)
Audit-Related Fees. We did not engage Macias Gini & O'Connell LLP or BDO USA for any audit related services, tax advice or tax planning service during 2023 and 2022.

Determination of Independence

In considering the nature of the services provided by our independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services.

The Audit Committee discussed these services with our independent registered public accounting firm and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the PCAOB.

Pre-Approval Policy

According to policies adopted by the Audit Committee and ratified by our Board, to ensure compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by our independent registered public accounting firm must be approved by the Audit Committee. This policy generally provides that we will not engage any independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval will be detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. In providing any pre-approval, the Audit Committee considers whether the services to be approved are consistent with the SEC’s rules on auditor independence.

All fees paid to Macias Gini & O’Connell LLP and BDO USA in 2023 and 2022 were pursuant to engagements pre-approved by the Audit Committee, and none of those engagements made use of the de minimis exceptions to pre-approval contained in SEC rules.

Recommendation of Our Board and Audit Committee

OUR BOARD AND OUR AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MACIAS GINI &

O’CONNELL LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

PROPOSAL NO. 9

THE REVERSE STOCK SPLIT PROPOSAL

The Board has adopted a resolution setting forth a proposed amendment to the Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of the issued and outstanding shares of common stock, a copy of which is set forth in the certificate of amendment annexed to this proxy statement as Exhibit B, declared such amendment advisable, and is recommending that our stockholders approve, such proposed amendment. Such amendment will be effected after stockholder approval thereof only in the event the Board still deems it advisable. Holders of the common stock are being asked to approve the proposal that Article III of the Restated Certificate of Incorporation be amended to effect a reverse stock split of the common stock at a ratio in the range of one (1) share of common stock for every two (2) shares of common stock to one (1) share of common stock for every fifty (50) shares of common stock. If the Reverse Stock Split is approved by our stockholders and if a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to the Restated Certificate of Incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of common stock. If the Board does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, this vote will be of no further force and effect the Board will seek stockholder approval before implementing any reverse stock split after that time. The Board may abandon the proposed amendment to effect the Reverse Stock Split at any time prior to its effectiveness, whether before or after stockholder approval thereof.

As of the Record Date, we had 32,522,593 shares of common stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-10, the number of outstanding shares of common stock after the Reverse Stock Split would be approximately 3,252,259 shares. The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for the common stock, and the continued listing requirements of the Nasdaq. See below for a discussion of the factors that the Board considered in determining the Reverse Stock Split Ratio, some of which included, but was not limited to, the following: the historical trading price and trading volume of the common stock, the expected impact of the Reverse Stock Split on the trading market for the common stock in the short-term and long-term, and general market, economic conditions, and other related conditions prevailing in our industry.

The Reverse Stock Split, if effected, will not change the number of authorized shares of common stock or preferred stock, or the par value of common stock or preferred stock; however, effecting the Reverse Stock Split will provide for additional shares of authorized but unissued shares of common stock. As of the date of this proxy statement, our current authorized number of shares of common stock is sufficient to satisfy all of our share issuance obligations and current share plans and we do not have any current plans, arrangements or understandings relating to the issuance of the additional shares of authorized common stock that will become available for issuance following the Reverse Stock Split.

Purpose and Background of the Reverse Stock Split

The Board’s primary objective in asking for authority to effect a reverse split is to increase the per-share trading price of our common stock. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the 2024 Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split will be abandoned.

As background, we received notice on March 4, 2024 from the Nasdaq Listing Qualifications Department (the “Staff”) of the Nasdaq notifying us of our noncompliance with Nasdaq Listing Rule 5550(a)(2) by failing to maintain a minimum bid price for our common stock of at least $1.00 per share for 30 consecutive business days (the “Minimum Bid Price Requirement”). We were given 180 days, or until September 3, 2024 to regain compliance; provided that the Nasdaq Staff retains discretion to grant an additional 180-calendar day grace period to determine that we have demonstrated an ability to maintain long-term compliance so long as we (i) met the continued listing requirement for the market value of our publicly held shares and all other initial listing standards for Nasdaq, with the exception of the Minimum Bid Price Requirement, and (ii) provided a written notice to the Staff of our intention to cure the deficiency during the second grace period by effecting a reverse stock split. In the event that we are unable to cure the deficiency, and ultimately receive notice that our common stock is being delisted, Nasdaq listing rules permit us to appeal the delisting determination by the Staff to a Nasdaq hearings panel. Accordingly, we are hereby asking our stockholders to approve a reverse split to, among other things, give us the option to seek to regain compliance with the Minimum Bid Price Requirement prior to expiration of the second compliance period.

The Board believes that the failure of stockholders to approve the Reverse Stock Split Proposal could prevent us from maintaining compliance with the Minimum Bid Price Requirement and could inhibit our ability to conduct capital raising activities, among other things. If Nasdaq delists our common stock, then our common stock would likely become traded on an over-the-counter market such as those maintained by OTC Markets Group Inc., which do not have the substantial corporate governance or quantitative listing requirements for continued trading that Nasdaq has. In that event, interest in our common stock may decline and certain institutions may not have the ability to trade in our common stock, all of which could have a material adverse effect on the liquidity or trading volume of our common stock. If our common stock becomes significantly less liquid due to delisting from Nasdaq, our stockholders may not have the ability to liquidate their investments in our common stock as and when desired and we believe our ability to maintain analyst coverage, attractive investor interest, and have access to capital may become significantly diminished as a result.

If the stockholders approve the Reverse Stock Split Proposal and the Board determines to implement the Reverse Stock Split, we will file a certificate of amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split. The text of the form of proposed amendment is set forth in the certificate of amendment to the Restated Certificate of Incorporation, which is annexed to this proxy statement as Exhibit B.

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the Reverse Stock Split Ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company, except those stockholders who would have otherwise received fractional shares will receive cash in lieu of such fractional shares determined in the manner set forth below under the heading “Fractional Shares.” After the Reverse Stock Split, each share of the common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our common stock now authorized. The Reverse Stock Split will not affect us continuing to be subject to the periodic reporting requirements of the Exchange Act. The Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of the common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. In addition, we will not issue fractional shares in connection with the Reverse Stock Split, and stockholders who would have otherwise been entitled to receive such fractional shares will receive an amount in cash determined in the manner set forth below under the heading “Fractional Shares.”

Following the effectiveness of the Reverse Stock Split, if approved by the stockholders and implemented by the Company, current stockholders will hold fewer shares of common stock.

If the Board decides to implement the Reverse Stock Split, the Company would communicate to the public, prior to the effective time of the Reverse Stock Split, additional details regarding the Reverse Stock Split (including the final Reverse Stock Split Ratio, as determined by the Board). By voting in favor of the Reverse Stock Split, you are also expressly authorizing the Board to determine not to proceed with, and to defer or to abandon, the Reverse Stock Split, in the Board’s sole discretion. In determining whether to implement the Reverse Stock Split following receipt of stockholder approval of the Reverse Stock Split, and which Reverse Stock Split Ratio to implement, if any, the Board may consider, among other things, various factors, such as:

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our ability to maintain our listing on Nasdaq;
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the historical trading price and trading volume of our common stock;
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the then-prevailing trading price and trading volume of our common stock and the expected impact of the reverse stock split on the trading market for our common stock in the short and long term;
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which Reverse Stock Split Ratio would result in the greatest overall reduction in our administrative costs; and
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prevailing general market and economic conditions.

Reasons for the Reverse Stock Split

To increase the per share price of our common stock. As discussed above, the primary objective for effecting the Reverse Stock Split, should our Board choose to effect one, would be to increase the per share price of our common stock. Our Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split, could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, and improve the perception of our common stock as an investment security. Our common stock is listed on Nasdaq and the continuing failure to comply with the Minimum Bid Price Requirement may be cured, if the closing share price is at least $1.00 per share, and the price remains at or above the level for at least 10 consecutive business days prior to expiration of any Nasdaq grace period or a longer period as determined by Nasdaq in its discretion. The Board believes that the Reverse Stock Split may potentially assist us in achieving compliance with the Minimum Bid Price Requirement.

To potentially improve the liquidity of the common stock. A Reverse Stock Split could allow a broader range of institutions to invest in the common stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the common stock and potentially decreasing the volatility of the common stock if institutions become long-term holders of the common stock. A Reverse Stock Split could help increase analyst and broker interest in the common stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a Reverse Stock Split negatively since it reduces the number of shares of common stock available in the public market. If the Reverse Stock Split Proposal is approved and the Board believes that effecting the Reverse Stock Split is in our best interest and the best interest of our stockholders, the Board may effect the Reverse Stock Split, regardless of whether our stock is at risk of delisting from Nasdaq, for purposes of enhancing the liquidity of the common stock and to facilitate capital raising.

Certain Risks Associated with a Reverse Stock Split

Reducing the number of outstanding shares of the common stock through the Reverse Stock Split Proposal is intended, absent other factors, to increase the per share market price of the common stock. Other factors, however, such as our financial results, market conditions, the market perception of our business and other risks, including those set forth below and in our SEC filings and reports, may adversely affect the market price of the common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the common stock will increase following the Reverse Stock Split or that the market price of the common stock will not decrease in the future.

The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Common Stock. As noted above, the principal purpose of the Reverse Stock Split Proposal is to maintain a higher average per share market closing bid price of the common stock. However, the effect of the Reverse Stock Split upon the market price of the common stock cannot be predicted with any certainty and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of the common stock, which could lead to increased interest in the common stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for the common stock.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of common stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their common stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of the common stock does not increase in proportion to the Reverse Stock Split Ratio, then our value, as measured by our market capitalization, will be reduced.

The Reverse Stock Split May Lead to Further Dilution of the Common Stock. Since the Reverse Stock Split Proposal would reduce the number of shares of common stock outstanding and the number of shares of common stock issuable on exercise of our warrants or options, while leaving the number of shares authorized and issuable under our Charter unchanged, the Reverse Stock Split would effectively increase the number of shares of the common stock that we would be able to issue and could lead to dilution of the common stock in future financings.

Impact of a Reverse Stock Split If Implemented

A Reverse Stock Split would affect all holders of common stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the Reverse Stock Split will be that:

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the number of issued and outstanding shares of common stock and treasury shares, if any, will be reduced proportionately based on the final Reverse Stock Split Ratio, as determined by the Board;
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based on the final Reverse Stock Split Ratio, the per share exercise price of all outstanding options and warrants will be increased proportionately and the number of shares of common stock issuable upon the exercise of all outstanding options and warrants will be reduced proportionately; and
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the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final Reverse Stock Split Ratio.

The following table sets forth the approximate number of shares of the common stock that would be outstanding immediately after the Reverse Stock Split based on the current authorized number of shares of common stock at various exchange ratios, based on 32,522,593 shares of common stock actually outstanding as of March 14, 2024.

The table does not account for fractional shares that will be paid in cash.

	Estimated Number of Shares of Common Stock Before Reverse Stock Split	Estimated Number of Shares of Common Stock After Reverse Stock Split on a 1-for-10 basis	Estimated Number of Shares of Common Stock After Reverse Stock Split on a 1-for-20 basis
Authorized Common Stock	180,000,000	180,000,000	180,000,000
Shares of Common Stock outstanding	32,522,593	3,252,259	1,626,130
Shares of Common Stock issuable under outstanding options and warrants or reserved for issuance under existing plans	100,915	10,092	5,046
Shares of Common Stock authorized but unissued (Authorized Common Shares minus issued and outstanding shares, shares issuable upon outstanding options and warrants and shares reserved for issuance under existing incentive plans)	147,376,492	176,737,649	178,368,824

We are currently authorized to issue a maximum of 180,000,000 shares of our common stock. As of the Record Date, there were 32,522,611 shares of our common stock issued and 32,522,593 shares of our common stock outstanding. Although the number of authorized shares of our common stock will not change as a result of the Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, we do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split is effected.

Effects of the Reverse Stock Split

Management does not anticipate that our financial condition, the percentage ownership of common stock by management, the number of our stockholders or any aspect of our business will materially change as a result of the Reverse Stock Split. Because the Reverse Stock Split will apply to all issued and outstanding shares of common stock and outstanding rights to purchase common stock or to convert other securities into common stock the proposed Reverse Stock Split will not alter the relative rights and preferences of existing stockholders, except to the extent the Reverse Stock Split will result in fractional shares, as discussed in more detail below.

The common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the common stock under the Exchange Act or the listing of the common stock on Nasdaq (other than to the extent it facilitates compliance with Nasdaq continued listing standards). Following the Reverse Stock Split, the common stock will continue to be listed on the Nasdaq, although it will be considered a new listing with a new Committee on Uniform Securities Identification Procedures, or CUSIP number.

The rights of the holders of the common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of the common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% of the voting power of the outstanding shares of the common stock immediately after effecting the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of the common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effectiveness of the Reverse Stock Split. The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing and effectiveness (the “Effective Time”) of an amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which would take place at the Board’s discretion. The exact timing of the filing of the amendment to our Restated Certificate of Incorporation (the “Reverse Stock Split Amendment”), if filed, would be determined by the Board based on its evaluation as to when such action would be the most advantageous to us and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split at any time prior to filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, if the Board, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders to proceed with the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the 2024 Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split will be abandoned.

Effect on Par Value; Reduction in Stated Capital. The proposed Reverse Stock Split will not affect the par value of our stock, which will remain at $0.001 per share of common stock and $0.001 per share of preferred stock. As a result, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of common stock multiplied by the aggregate number of shares of common stock issued and outstanding, will be reduced in proportion to the Reverse Stock Split Ratio selected by the Board. Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the common stock, will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Book-Entry Shares. If the Reverse Stock Split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee. We do not issue physical certificates to stockholders.

No Appraisal Rights. Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Reverse Stock Split described in the Reverse Stock Split Proposal, and we will not independently provide our stockholders with any such rights.

Fractional Shares. We do not intend to issue fractional shares in connection with the Reverse Stock Split. and, in lieu thereof, any person who would otherwise be entitled to a fractional share of common stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of common stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the common stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the common stock as reported on Nasdaq for the ten days preceding the Effective Time. After the Reverse Stock Split is effected, a stockholder will have no further interest in our Company with respect to its fractional share interest and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto, except to receive the above-described cash payment. Stockholders should be aware that under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Stockholders otherwise entitled to receive such funds, who have not received them, will have to seek to obtain such funds directly from the jurisdiction to which they were paid.

Material U.S. Federal Income Tax Considerations Related to the Reverse Stock Split

The following is a general summary of the material U.S. federal income tax considerations to U.S. holders (as defined below) of the Reverse Stock Split. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury regulations promulgated under the Code (the “Treasury Regulations”) and judicial authority and administrative interpretations, all as of the date of this document, and all of which are subject to change, possibly with retroactive effect, and are subject to differing interpretations. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. We have not sought and will not seek an opinion of counsel or any rulings from the Internal Revenue Service (the “IRS”) with respect to any of the tax considerations discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

This discussion is limited to U.S. holders (except to the extent such discussion explicitly addresses non-U.S. holders) that hold common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences arising under the tax on net investment income or the alternative minimum tax, nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, U.S. federal estate or gift tax laws, or any tax treaties. Furthermore, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to U.S. holders in light of their particular circumstances or to U.S. holders that may be subject to special rules under U.S. federal income tax laws, including, without limitation:

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a bank, insurance company or other financial institution;
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a tax-exempt or a governmental organization;
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a real estate investment trust;
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an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);
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a regulated investment company or a mutual fund;
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a dealer or broker in stocks and securities, or currencies;
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a trader in securities that elects mark-to-market treatment;
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a holder of common stock that received such stock through the exercise of an employee option, pursuant to a retirement plan or otherwise as compensation;
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a person who holds common stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;
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a corporation that accumulates earnings to avoid U.S. federal income tax;
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a person whose functional currency is not the U.S. dollar;
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a U.S. holder who holds common stock through non-U.S. brokers or other non-U.S. intermediaries;
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a U.S. holder owning or treated as owning 5% or more of the Company’s common stock;
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a person subject to Section 451(b) of the Code; or
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a former citizen or long-term resident of the United States subject to Section 877 or 877A of the Code.

If a partnership, or any entity (or arrangement) treated as a partnership for U.S. federal income tax purposes, holds common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partner level. Partnerships holding common stock and partners in such partnerships should consult their own tax advisors about the U.S. federal income tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of common stock that is for U.S. federal income tax purposes:

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an individual citizen or resident of the United States;
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a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
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an estate, whose income is subject to U.S. federal income tax regardless of its source; or
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a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a domestic trust.

A “non-U.S. holder” is, for U.S. federal income tax purposes, a beneficial owner of shares of common stock that is a not a U.S. holder or a partnership for U.S. federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of common stock generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of common stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of common stock), and such U.S. holder’s holding period in the shares of common stock received should include the holding period in the shares of common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. holder of common stock that receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split and whose proportionate interest in us is reduced (after taking into account certain constructive ownership rules) should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of common stock surrendered that is allocated to such fractional share of common stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for common stock surrendered exceeds one year at the effective time of the Reverse Stock Split. The deductibility of capital losses is subject to limitations. A U.S. holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split and whose proportionate interest in us is not reduced (after taking into account certain constructive ownership rules) should generally be treated as having received a distribution that will be treated first as dividend income to the extent paid out of our current or accumulated earnings and profits, and then as a tax-free return of capital to the extent of the U.S. holder’s tax basis in our common stock, with any remaining amount being treated as capital gain. U.S. holders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

Non-U.S. Holders

Generally, non-U.S. holders will not recognize any gain or loss as a result of the Reverse Stock Split. In particular, gain or loss will not be recognized with respect to a non-U.S. holder that receives cash in lieu of a fractional share of common stock and whose proportionate interest in us is reduced (after taking into account certain constructive ownership rules) provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business by such non-U.S. holder in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States), (b) with respect to a non-U.S. holder who is an individual, such non-U.S. holder is present in the United States for less than 183 days in the taxable year of the Reverse Stock Split and other conditions are met, and (c) such non-U.S. holder complies with certain certification requirements. If such gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S., and if an applicable income tax treaty so provides, the gain is attributable to a permanent establishment or fixed base maintained by the non-U.S. holder in the United States, the non-U.S. holder will be taxed on a net income basis at the regular tax rates and in the manner applicable to U.S. holders, and if the non-U.S. holder is a corporation, an additional branch profits tax at a rate of 30%, or a lower rate as may be specified by an applicable income tax treaty, may also apply. If the non-U.S. holder is an individual present in the United States for 183 days or more in the taxable year of the Reverse Stock Split and certain other requirements are met, the non-U.S. holder will be subject to a 30% tax (or such lower rate as may be specified by an applicable income tax treaty between the United States and such holder’s country of residence) on the net gain from the exchange of the shares of our common stock, which may be offset by certain U.S.-source capital losses of the non-U.S. holder, if any.

Notwithstanding the foregoing, with respect to a non-U.S. holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split and whose proportionate interest in us is not reduced (after taking into account certain constructive ownership rules), the gain will be treated as a dividend rather than capital gain to the extent of the non-U.S. holder’s ratable share of our current or accumulated earnings and profits as calculated for U.S. federal income tax purposes, then as a tax-free return of capital to the extent of (and in reduction of) the non-U.S. holder’s aggregate adjusted tax basis in the shares, and any remaining amount will be treated as capital gain.

We will withhold U.S. federal income taxes equal to 30% of any cash payments made to a non-U.S. holder as a result of the Reverse Stock Split that may be treated as a dividend, unless such holder properly demonstrates that a reduced rate of U.S. federal income tax withholding or an exemption from such withholding is applicable. For example, an applicable income tax treaty may reduce or eliminate U.S. federal income tax withholding, in which case a non-U.S. holder claiming a reduction in (or exemption from) such tax must provide us with a properly completed IRS Form W-8BEN (or other appropriate IRS Form W-8) claiming the applicable treaty benefit. Alternatively, an exemption generally should apply if the non-U.S. holder’s gain is effectively connected with a U.S. trade or business of such holder, and such holder provides us with an appropriate statement to that effect on a properly completed IRS Form W-8ECI.

Non-U.S. holders should consult their own tax advisors regarding possible dividend treatment and should consult their own tax advisor regarding the U.S. federal, state, local, and foreign income and other tax consequences of the Reverse Stock Split.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of common stock pursuant to the Reverse Stock Split may be subject to information reporting and may be subject to U.S. backup withholding (currently at 24%) unless such holder provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. In general, backup withholding and information reporting will not apply to payment of cash in lieu of a fractional share of common stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder, and the applicable withholding agent does not have actual knowledge to the contrary. In certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of common stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS. Any amount withheld under the U.S. backup withholding rules is not an additional tax and will generally be allowed as a refund or credit against the U.S. holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

FATCA

Under the Foreign Account Tax Compliance Act (‘‘FATCA’’), withholding taxes may apply to certain types of payments made to ‘‘foreign financial institutions’’ (as specially defined in the Code) and certain other non-United States entities. Specifically, a 30% withholding tax may be imposed on dividends on stock paid to a foreign financial institution or to a non-financial foreign entity, unless (1) the foreign financial institution undertakes certain diligence and reporting, (2) the non-financial foreign entity either certifies it does not have any substantial United States owners or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in clause (1) above, then, pursuant to an agreement between it and the U.S. Treasury or an intergovernmental agreement between, generally, the jurisdiction in which it is resident and the U.S. Treasury, it must, among other things, identify accounts held by certain United States persons or United States-owned foreign entities, annually report certain information about such accounts and withhold 30% on payments to non-compliant foreign financial institutions and certain other account holders.

Any cash paid to a non-U.S. holder as a result of the Reverse Stock Split that is treated as dividend may be subject to withholding under FATCA unless the requirements set forth above are satisfied (if applicable) and appropriate certifications are made. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of our common stock on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.

Recommendation of our Board

OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

Vote Required

To be approved, the votes cast on the Reverse Stock Split Proposal must exceed the votes cast against the Reverse Stock Split Proposal. Since abstentions are not considered votes cast, they will have no effect on this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter.

PROPOSAL NO. 10

THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Proposal

The Board believes that if the number of shares of the Company’s common stock voted in factor of and entitled to vote at the 2024 Annual Meeting is insufficient to approve Proposal Nos. 4, 5, 6 and 9 (the Warrant Exercise Proposals and Reverse Stock Split Proposal), it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve any of the Warrant Exercise Proposals or the Reverse Stock Split Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the 2024 Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the 2024 Annual Meeting, and any adjourned session of the 2024 Annual Meeting, to use the additional time to solicit additional proxies in favor of any of the Warrant Exercise Proposals or the Reverse Stock Split Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of outstanding shares of our common stock will vote against any of the Warrant Exercise Proposals, or against the Reverse Stock Split Proposal we could adjourn or postpone the 2024 Annual Meeting without a vote on the proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Warrant Exercise Proposal or the Reverse Stock Split Proposal.

If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the 2024 Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the 2024 Annual Meeting of the time and place to which the 2024 Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new Record Date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Recommendation of our Board of Directors

The Board unanimously recommends that you vote “FOR” Proposal No. 10 to approve the Adjournment Proposal.

Required Vote

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote on this proposal is required to approve this proposal. Abstentions will be counted and will have the same effect as a vote AGAINST this proposal. As noted above, we believe that this proposal and Proposal Nos. 1, 2, 3, 4, 5, 6 and 9 will be considered “non-routine” and therefore broker non-votes are not expected to be present at this meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 14, 2024, there was no person, entity or group known to the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of our common stock based on a review of publicly available statements of beneficial ownership filed with the SEC and Company records. The following table sets forth the beneficial ownership of shares of our common stock as of March 14, 2024 by (i) each current director and director nominee, (ii) each named executive officer and (iii) all current directors and executive officers as a group. The persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them, subject to community property laws, where applicable. Percentage ownership is based on 32,522,593 shares of our common stock outstanding as of March 14, 2024. Shares underlying stock options or warrants exercisable within 60 days of March 14, 2024 are deemed outstanding for the purpose of computing the percentage ownership of the person or persons holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other persons.

Except as otherwise indicated, the address of each of the persons in this table is c/o BIOLASE, Inc., 27042 Towne Centre Drive, Suite 270 Lake Forest, California 92610.

Name	Shares of Common Stock		Percentage of Shares of Common Stock Beneficially Owned(1)
Directors and Executive Officers
John R. Beaver	186	(2)	*
Jonathan T. Lord, M.D.	1,176	(3)	*
Kathleen T. O’Loughlin, D.D.S.	39	(4)	*
Martha Somerman, D.D.S.	39	(5)	*
Kenneth P. Yale, D.D.S., J.D.	409		*
Jennifer Bright	164	(6)	*
Steve Sandor	204	(7)	*
All current directors and executive officers as a group (8 persons)	2,398

* Represents less than 1%.

(1)
Based on 32,522,593 shares of common stock outstanding as of March 14, 2024.
(2)
Includes vested options to purchase 66 shares of our common stock. Excludes 5,551 RSUs contributed into our deferred compensation plan.
(3)
Includes vested options and SARs to purchase 249 shares of our common stock.
(4)
Includes vested options and SARS to purchase 39 shares of our common stock. Excludes 409 RSUs contributed into our deferred compensation plan.
(5)
Includes vested options and SARs to purchase 39 shares of our common stock. Excludes 422 RSUs contributed into our deferred compensation plan.
(6)
Includes vested options to purchase 8 shares of our common stock.
(7)
Includes vested options to purchase 8 shares of our common stock.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, annual reports and notices of internet availability of proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the applicable document(s) addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are stockholders of the Company may be “householding” our proxy materials. A single proxy statement or notice may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, annual report or notice you may (1) notify your broker, (2) direct your written request to: BIOLASE, Inc., 27042 Towne Centre Drive, Suite 270, Foothill Ranch, California 92610, Attention: Corporate Secretary, or (3) call (833) 246-5273. Stockholders who currently receive multiple copies of our proxy statement and/or notice at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement, annual report and/or notice to a stockholder at a shared address to which a single copy of the document(s) was delivered.

Stockholder Proposals and Nominations For the 2025 Annual Meeting of Stockholders

Pursuant to Rule 14a-8 under the Exchange Act, in order to be included in our proxy statement and form of proxy for the 2025 annual meeting of stockholders, stockholder proposals must be received at our principal executive offices, 27042 Towne Centre Drive, Suite 270, Foothill Ranch, California 92610, Attention: Corporate Secretary, no later than November 22, 2024, and must comply with additional requirements established by the SEC.

Pursuant to our bylaws, a stockholder proposal of business submitted outside of the process established in Rule 14a-8 and stockholder nominations of directors will be considered untimely if received before January 2, 2025 and after February 1, 2025. Such notice of proposed business or nomination must otherwise meet the requirements set forth in our bylaws. In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than management’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 3, 2025 and otherwise comply with Rule 14a-19.

Annual Report

A copy of our 2023 Annual Report on Form 10-K, which includes the financial statements, is available at www.biolase.com under “About Us” by clicking on the “Investor Relations” tab and selecting “SEC Filings.” Our 2023 Annual Report on Form 10-K is also available on the SEC’s website located at www.sec.gov.

Other Matters

We know of no other matters that will be presented for consideration at our 2024 Annual Meeting. If any other matters properly come before our 2024 Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us on the proxy card will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

BY ORDER OF THE BOARD OF DIRECTORS

Jonathan T. Lord, M.D.
Chairperson of the Board

Date: March 22, 2024

EXHIBIT A

AMENDMENT NUMBER SIX TO THE BIOLASE, INC. 2018 LONG-TERM INCENTIVE PLAN

WHEREAS, BIOLASE, Inc., a Delaware corporation (the “Company”), maintains the BIOLASE, Inc. 2018 Long-Term Incentive Plan (the “Plan”);

WHEREAS, pursuant to Section 5.2 of the Plan, the Board of Directors of the Company (the “Board”) has the authority to amend the Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation; and

WHEREAS, the Board deems it advisable and in the best interests of the Company and its stockholders to amend the Plan to increase the available shares thereunder, subject to stockholder approval of such amendment.

NOW, THEREFORE, BE IT RESOLVED, that the Plan hereby is amended, effective as the date on which the stockholders of the Company approve such amendment, as follows:

The first sentence of Section 1.5 of the Plan is hereby deleted in its entirety and replaced with the following:

Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, an aggregate of 7,612,268 shares of Common Stock shall be available for all awards under this Plan, which includes 7,500,000 new shares of Common Stock, other than Substitute Awards, reduced by the number of shares granted under the Prior Plan on or after March 1, 2018.

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 6 to the Plan as evidence of its adoption by the Board on the date set forth above.

BIOLASE, INC.

By:
Name:	John R. Beaver
Title:	President and Chief Executive Officer
Dated:

A-1

EXHIBIT B

FORM OF EIGHTH AMENDMENT

TO

RESTATED CERTIFICATE OF INCORPORATION

OF

BIOLASE, INC.

BIOLASE, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.
This Certificate of Amendment amends the provisions of the Corporation’s Restated Certificate of Incorporation, as amended and filed with the Secretary of State of the State of Delaware (the “Restated Certificate of Incorporation”).
2.
Article Third of the Restated Certificate of Incorporation is hereby amended and restated in its entirety as follows:

THIRD. The total number of shares of stock which the Corporation shall have the authority to issue is ONE HUNDRED EIGHTY ONE MILLION (181,000,000) shares of which stock ONE HUNDRED EIGHTY MILLION (180,000,000) shares of $0.001 par value shall be common stock and of which ONE MILLION (1,000,000) shares of $.001 par value shall be preferred stock.

Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Eighth Amendment to Restated Certificate of Incorporation of the Corporation, each [●]1 ([●]) shares of common stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of common stock (the “Reverse Stock Split”).

1 At a ratio of 1-for-2 to 1-for-50 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board of Directors of the Company and included in a public announcement by the Company prior to the Effective Time.

No fractional shares shall be issued in connection with the Reverse Stock Split. In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of common stock shall be issued to the transfer agent, as agent for the accounts of all holders of record of common stock and otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective Time on the basis of the prevailing market prices of the common stock at the time of the sale. After such sale, the transfer agent will pay to such holders of record their pro rata share of the total net proceeds derived from the sale of the fractional interests.

3.
The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
4.
All other provisions of the Restated Certificate of Incorporation shall remain in full force and effect.
5.
The foregoing amendment shall be effective as of [ ] Eastern Time, on [ ].

* * * * *

B-1

BIOLASE ADVANCING DENTISTRY TM VOTE 01 - John R. Beaver04 - Dr. Martha Somerman02 - Dr. Jonathan T. Lord05 - Dr. Kenneth P. Yale03 - Dr. Kathleen T.O’ Loughlin For Against Abstain For Against Abstain For Against Abstain For Against Abstain1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.03YSKB++q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2024 Annual Meeting Proxy Card Proposals — The Board of Directors recommends a vote FOR each Director, FOR Proposal 2, 1 YEAR for Proposal 3 and FOR Proposals 4,5, 6, 7, 8, 9 and 10.A1. Election of Directors:3. An advisory vote to approve the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers.1 Year 2 Years 3 Years Abstain NOTE: The transaction of such other business as may properly come before the meeting, or any adjournment or postponement thereof.2. An advisory vote to approve the compensation of the Company’s named executive officers. For Against Abstain4. Approval of the exercise of warrants issued on December 8, 2023to purchase up to 2,221,880 shares of common stock under applicable rules and regulations of the Nasdaq Stock Market.5. Approval of the exercise of warrants issued on February 15, 2024to purchase up to 2,221,880 shares of common stock under applicable rules and regulations of the Nasdaq Stock Market.6. Approval of the exercise of Class B warrants issued on February15, 2024 to purchase up to 16,000,000 shares of common stock under applicable rules and regulations of the Nasdaq Stock Market.8. The ratification of the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.9. The approval of an amendment to the Company’s Restated Certificate of Incorporation, in substantially the form attached to the proxy statement as Exhibit B, to, at the discretion of the Board of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding common stock, including stock held by the Company as treasury shares, at a ratio of 1-for-2 to 1-for-50 (the “Range”), with the ratio within such Range (the “Reverse Stock Split Ratio”) to be determined at the discretion of the Board and included in a public announcement.10. The approval of a proposal to adjourn the 2024 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal Nos. 4, 5, 6 and 9.7. The approval of an amendment to the BIOLASE, Inc. 2018 Long-Term Incentive Plan (the “2018 LTIP”) to increase the number of shares of the Company’s common stock available for issuance under the 2018 LTIP by an additional 7,500,000 shares.1234 5678 9012 345MMMMMMMMM 611197MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TMMMMMMMMMMMMMMMMMMMIf no electronic voting, delete QR code and control #Δ ≈000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________MMMMMMMMMMMMMMM C123456789000000000.000000 ext000000000.000000 ext 000000000.000000 ext 000000000.000000 ext000000000.000000 ext 000000000.000000 ext You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/BIOL or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery atwww.investorvote.com/BIOL Phone Call toll free 1-800-652-VOTE (8683) with in the USA, US territories and Canada Votes submitted electronically must be received by 1:00 a.m., Central Time, on May 2, 2024.Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BIOLq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items++Proxy Solicited by Board of Directors for Annual Meeting of Stockholders – May 2, 2024The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on May 2, 2024 and the Proxy Statement, and appoints John R. Beaver and Michael C. Carroll and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of BIOLASE, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2024 Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 27042 Towne Centre Drive, Suite 270, Lake Forest, CA 92610, on May 2, 2024, at 11:00 a.m. Pacific Time, (the annual meeting) and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present there at. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card. If no direction is given, this Proxy will be voted FOR each Director, FOR Proposal 2, 1 YEAR for Proposal 3 and FOR Proposals 4, 5, 6, 7, 8, 9 and 10. In their discretion, the proxies are each authorized to vote upon other business as may properly come before the Annual Meeting. By executing this Proxy, the undersigned hereby grants the named proxy holders discretionary authority to act upon all other matters incident to the conduct of the meeting or as may properly come before the meeting, or any adjournment thereof.(Items to be voted appear on reverse side)2024 Annual Meeting Proxy - BIOLASE, INC. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Except as described on this proxy card, this proxy when properly executed will be voted as directed or, if no direction is given, will be voted FOR the proposals listed above. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.